                                                                  Execution Copy



WHEN RECORDED, RETURN TO:

Christopher J. Moore, Esq.
Orrick, Herrington & Sutcliffe LLP
666 Fifth Avenue, 2nd Floor
New York, New York 10103


================================================================================



                             Site Lease Agreement

                            Dated as of May 8, 2001

                                    between

                            Dynegy Roseton, L.L.C.
                               as Ground Lessor

                                      and

                                Roseton OL LLC,
                               as Ground Lessee
                             Roseton Units 1 and 2


================================================================================

                               TABLE OF CONTENTS

                                                                                          Page

SECTION 1.          DEFINITIONS.....................................................        1

SECTION 2.          LEASE OF GROUND INTEREST........................................        2

     Section 2.1.        Lease of Ground Interest...................................        2

     Section 2.2.        Basic Site Lease Term......................................        4

     Section 2.3.        Renewal Site Lease Term....................................        4

     Section 2.4.        Return of Ground Interest..................................        6

     Section 2.5.        Nonterminability...........................................        6

     Section 2.6.        Election to Surrender......................................        6

     Section 2.7.        Storage, Etc...............................................        7

     Section 2.8.        Early Termination of Site Lease Term.......................        7

SECTION 3.          RENT FOR THE LEASE OF GROUND INTEREST...........................        8

     Section 3.1.        Rent.......................................................        8

     Section 3.2.        Taxes and Assessments......................................        9

     Section 3.3.        Suspension of Rent and Other Payments......................       10

     Section 3.4.        Payment....................................................       10

SECTION 4.          QUIET ENJOYMENT IN FAVOR OF GROUND LESSEE; RELEASE RIGHTS AND
     RESERVED RIGHTS................................................................       10

     Section 4.1.        Ground Lessee's Right of Quiet Enjoyment...................       10

     Section 4.2.        Ground Lessor's Release Rights.............................       11

     Section 4.3.        Reserved Rights............................................       12

     Section 4.4.        Rights of Third Parties....................................       14

     Section 4.5.        Compliance Certificates....................................       14

     Section 4.6.        Subdivision................................................       15

     Section 4.7.        Amendments.................................................       15

SECTION 5.          USE OF GROUND INTEREST..........................................       15

     Section 5.1.        Use........................................................       15

     Section 5.2.        Compliance with Environmental Laws.........................       16

     Section 5.3.        Maintenance; Replacement; Modifications....................       16

SECTION 6.          TRANSFER OF GROUND INTEREST.....................................       16

SECTION 7.          LIENS...........................................................       18

     Section 7.1.        Liens by Ground Lessee.....................................       18

     Section 7.2.        Liens by the Ground Lessor.................................       18

                               TABLE OF CONTENTS
                                  (continued)

                                                                                          Page

SECTION 8.          EVENTS OF LOSS, CONDEMNATION, DAMAGE OR DESTRUCTION.............       18

SECTION 9.          SEVERANCE.......................................................       19

SECTION 10.         NONMERGER.......................................................       20

SECTION 11.         INDEMNIFICATION.................................................       20

SECTION 12.         SECURITY FOR GROUND LESSEE'S OBLIGATION UNDER LESSOR NOTE.......       20

SECTION 13.         MISCELLANEOUS...................................................       21

     Section 13.1.       Amendments and Waivers.....................................       21

     Section 13.2.       Notices....................................................       21

     Section 13.3.       Survival...................................................       22

     Section 13.4.       Successors and Assigns.....................................       22

     Section 13.5.       Governing Law..............................................       22

     Section 13.6.       Severability...............................................       22

     Section 13.7.       Counterparts...............................................       23

     Section 13.8.       Headings and Table of Contents.............................       23

     Section 13.9.       Further Assurances.........................................       23

     Section 13.10.      Effectiveness of Site Lease................................       23

     Section 13.11.      Limitation of Liability....................................       23

     Section 13.12.      Measuring Life.............................................       23

Appendix A   -      Definitions

Exhibit A    -      Description of Facility Site
Exhibit B    -      Description of Additional Facility Site
Exhibit C    -      Description of Retained Power and Control Lines Site
Exhibit D    -      Description of Retained Sites

                             Site Lease Agreement

     This SITE LEASE AGREEMENT, dated as of May 8, 2001 (this "Site Lease"),
                                                               ----------
between DYNEGY ROSETON, L.L.C., a Delaware limited liability company (the "Ground Lessor" or the "Company") and ROSETON OL LLC, a Delaware limited
--------------          -------
liability company (the "Ground Lessee" or the "Owner Lessor").
                        -------------          ------------

                              W I T N E S S E T H:

     WHEREAS, the Company owns (i) the Facility Site, which is more particularly described on Exhibit A hereto, (ii) the Additional Facility Site, which is more particularly described on Exhibit B hereto, and (iii) the Retained Power and Control Lines Site, which is more particularly described on Exhibit C hereto;

     WHEREAS, the Company owns the Retained Sites, which are more particularly described on Exhibit D hereto;

     WHEREAS, the Owner Lessor has acquired the Facility from the Company pursuant to the Bill of Sale and Deed;

     WHEREAS, the Facility Site does not include any part of the Facility or the Retained Sites, and no part of the Facility or the Retained Sites is being leased to the Ground Lessee hereunder;

     WHEREAS, pursuant to this Site Lease, the Ground Lessor is leasing the Facility Site to the Ground Lessee for a term equal to the Basic Site Lease Term and, subject to the terms hereof, each Renewal Site Lease Term;

     WHEREAS, concurrently with the execution and delivery of this Site Lease, the Ground Lessor and Ground Lessee have entered into a Site Sublease Agreement (the "Site Sublease"), pursuant to which the Ground Lessee subleases its
      -------------
leasehold interest in the Facility Site under this Site Lease back to the Ground Lessor for a term coterminous with that of the Facility Lease.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     DEFINITIONS

     Unless the context hereof otherwise requires, capitalized terms used in this Site Lease, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A attached hereto. The general provisions of such Appendix A shall apply to the terms used in this Site Lease.

SECTION 2.     LEASE OF GROUND INTEREST

  Section 2.1. Lease of Ground Interest. (a) The Ground Lessor hereby conveys, grants and assigns to the Ground Lessee for the Site Lease Term the following (collectively, the "Ground Interest"): (i) the leasehold interest in
                              ---------------
the Facility Site, (ii) the right, privilege and license to use the Cross Easement Rights (except those easements or rights set forth in Section 2.3(e) of the Cross Easement Agreement), (iii) the right, privilege and license to use the Retained Power and Control Lines for the transmission of electric power, together with a non-exclusive easement for Access to the Retained Power and Control Lines Site as may be reasonably necessary in connection with such use and the right, privilege and license to use the Access rights granted to the Company under the CH Retained Power and Control Lines Easement with respect to the Central Hudson Real Property (as such term is defined in such easement) as may be reasonably necessary in connection with such use, (iv) the right, privilege and license to use the Dock Facilities, together with a non-exclusive easement for Access over and across the Dock Facility Site as may be reasonably necessary in connection with such use, (v) the right, privilege and license to use the Retained Oil Pipeline, and (vi) the right, privilege and license to use the railroad tracks located on the Facility Site (the "Railroad Tracks"),
                                                       ---------------
together with an easement for Access over and across the Additional Facility Site (including all access roads and parking lots) as may be reasonably necessary in connection with exercising any of the rights granted to the Ground Lessee in this Site Lease (including rights granted in Section 5.1), provided, however, that in the case of each of clauses (ii)-(vi) above, each such right, privilege and license shall be limited to use thereof in substantially the same manner and to substantially the same extent as utilized for the use and operation of the Facility prior to the Closing Date, except that (1) during the Site Sublease Term the Ground Sublessee may increase the manner and extent of utilization of the Cross Easement Rights, the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, as the case may be, to be more beneficial to the Ground Sublessee in connection with the use and operation of the Facility (which increase in manner or extent of utilization shall be authorized under this Site Lease), and (2) if the manner or extent of the utilization of the Cross Easement Rights, the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, as the case may be, is greater immediately prior to the termination of the Site Sublease Term than that utilized prior to the Closing Date, then the Ground Lessee shall be entitled to utilize the applicable right to such greater manner or extent during the portion of the Site Lease Term after the termination of the Site Sublease, in each case upon the terms and conditions set forth herein for the term and renewal terms described below, and the Ground Lessee hereby accepts such conveyances, assignments and grants referred to in clauses
(i) through (vi) above from the Ground Lessor.

          (b) The Ground Lessor hereby conveys, grants and assigns to the Ground Lessee an easement to keep and maintain upon the Additional Facility Site all the following improvements comprising the Facility and/or Components thereof, to the extent presently located upon the Additional Facility Site (but subject to Ground Lessor's rights under Section 2.1(e)(ii)): (1) any and all fresh water pipelines, (2) any and all waste water and sewer pipelines, (3) any and all gas pipelines, and (4) any and all water pipelines running to or from the Hudson River, together with an easement for Access over and across the Additional Facility Site as may be reasonably necessary to use the foregoing facilities.

          (c) The conveyances, grants and assignment in Section 2.1(a) and (b) are intended to, among other things, give the Ground Lessee the right of ingress and egress to the Facility, the right to use and operate the Facility and the other rights described in Section 5.

          (d)  The Ground Lessor and the Ground Lessee understand and agree that
(i) the conveyances, grants and assignment in Section 2.1(a) and (b) are subject to Permitted Encumbrances, (ii) legal title to the Facility Site, the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline and the Railroad Tracks remain vested in the Ground Lessor, (iii) the conveyances, grants and assignment in Section 2.1(a) are subject to the Ground Lessor's rights under Sections 4.2, 4.3 and 4.4 and (iv) fee title to the Facility is vested in the Ground Lessee and no part of the Facility is being leased hereunder.

          (e) With respect to the easements granted pursuant to this Section 2.1, the following provisions shall apply:

               (i) All easements granted herein shall be deemed easements appurtenant to the parcel of, or interest in, the real property interest benefited thereby and shall run with such interest or real property and shall be deemed covenants running with the real property burdened thereby.

               (ii) Notwithstanding anything in this Site Lease to the contrary, the Ground Lessor shall have the right to relocate any easement granted hereunder, including any facility relating thereto, provided that, (1) the easement as so relocated will serve the same purpose as that of said easement immediately prior to such relocation and will allow the extent and manner of utilization available to the Ground Lessee prior to such relocation; (2) the proposed relocation would not materially interfere with, or materially increase the cost of the operation and maintenance of the Ground Interest and the Facility; and (3) such relocation shall be done at the sole expense of the Ground Lessor and other premises on which the Facility is located on the date hereof.

               (iii) The following shall apply in interpreting any easement granted pursuant to this Section 2.1:

                     (1) With respect to any easement created by this Section 2.1, the words "in," "upon," to," "on," "over," "above," "through" and/or "under" shall be interpreted to include all of such terms.

                     (2) Each easement is also a grant of the additional right of Access over the Retained Sites as reasonably necessary to accomplish the purpose of such easement or right, privilege and license, to perform any obligations hereunder, and to comply with any legal requirements affecting the Ground Lessee or its property and/or improvements.

                     (3)    Any easement granted herein includes the right to
(i) trim, cut, treat and/or remove, by manual, mechanical, and chemical means, any and all trees, brush and other vegetation within the easement area, as well as such trees, brush and vegetation outside of the easement area deemed reasonably necessary by the Ground Lessee for the safe and secure operation of its facilities; and (ii) obtain Access to the Retained Sites and the Additional Facility Site for the purpose of performing the aforementioned acts.

                    (4) Subject to the provisions of Applicable Laws (including applicable Environmental Laws), each easement granted herein shall include the right to maintain, repair and replace any and all pipes to transport water, waste water, sewer and gas; provided, that the Ground Lessee may not relocate the pipelines without the consent of the Ground Lessor. It is intended that there shall be included within such grant any and all rights and easements needed for the construction, operation, maintenance, repair, alteration and renovation of the pipelines in such easement areas; whether any such rights and easements are presently in use, or needed in the future.

                    (5) The Ground Lessor in using any portion of the Retained Sites (including the Additional Facility Site) burdened by any easement, right, privilege and license shall be subject to the limitations set forth in the provisos set forth in Section 4.2 and 4.3(a).

          (f) With respect to the easements and the rights, privileges and licenses granted pursuant to this Section 2.1, the following provisions shall apply:

                 (i) Except as otherwise expressly provided herein, each easement and each right, privilege and license granted herein is and shall be a grant, transfer, conveyance and right of Access (as defined in the Cross Easement Agreement) to and use (subject to the terms of this Agreement) to the Ground Lessee and to any future permitted sublessee or operator of the Ground Interest.

                 (ii) Each easement and each right, privilege and license granted herein shall terminate upon the expiration or earlier termination of this Site Lease in accordance with the terms hereof but shall otherwise be irrevocable for so long as (1) the Ground Lessee owns all or any portion of the Facility and (2) such portion of the Facility owned by Ground Lessee continues to be located on the Facility Site.

                  (iii) Each easement and each right, privilege and license granted herein may be enjoyed without additional charge or fee to the Ground Lessee, other than rent payable pursuant to Section 3.1.


     Section 2.2. Basic Site Lease Term. The term of this Site Lease shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on May 8, 2046 (the "Basic Site Lease Term"), subject to early termination
                           ---------------------
in whole or in part pursuant to Sections 2.6 or 2.8 hereof and renewal pursuant to Section 2.3 hereof.

     Section 2.3. Renewal Site Lease Term. (a) If the Ground Lessor exercises its option to renew the Facility Lease under Section 15.1 of the Facility Lease and the reappraised useful life of the Facility as set forth in the appraisal obtained in connection with such renewal extends beyond the last day of the Basic Site Lease Term, the Basic Site Lease Term shall automatically and without further act by any Person be renewed for a period commencing on the day following the last day of the Basic Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Facility set forth in such appraisal. If the Ground Lessor does not elect to exercise its renewal option under Section 15.1 of the Facility Lease on or prior to the day that is 18 months prior to the Expiration Date, the Ground Lessee shall have the option to renew the Basic Site Lease Term for a period commencing on the day following the last day of the Basic Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Facility as determined in accordance with the report of the appraiser hereinafter described. In order to exercise such option the Ground Lessee must give the Ground Lessor irrevocable written notice prior to the expiration of the Basic Lease Term under the Facility Lease. At the time the Ground Lessee notifies the Ground Lessor of its election to renew the Basic Site Lease Term under this Section 2.3(a), the Ground Lessee shall (at the Ground Lessee's sole expense) provide the Ground Lessor with a report of an appraiser prepared not more than 36 months before such election, such appraiser to be reasonably acceptable to the Ground Lessor, stating the reappraised useful life of the Facility as of the date of such report.

     (b) If the Ground Lessor exercises its option to renew the Facility Lease under Section 15.2 of the Facility Lease and the reappraised useful life of the Facility as set forth in the appraisal obtained in connection with such renewal extends beyond the Site Lease Term, the Site Lease Term shall automatically and without further act by any Person be renewed for a period commencing on the day following the last day of the existing Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Facility set forth in such appraisal. If the Ground Lessor exercises its renewal option under Section 15.1 of the Facility Lease but does not elect to exercise its renewal option under Section 15.2 of the Facility Lease on or prior to the day that is 18 months prior to the last day of the First Wintergreen Renewal Lease Term, the Ground Lessee shall have the option to renew the Site Lease Term for a period commencing on the day following the last day of the Site Lease Term then in effect and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Facility as determined in accordance with the report of the appraiser hereinafter described. In order to exercise such option the Ground Lessee must give the Ground Lessor irrevocable written notice prior to the expiration of the First Wintergreen Renewal Lease Term. At the time the Ground Lessee notifies the Ground Lessor of its election to renew the Site Lease Term under this Section 2.3(b), the Ground Lessee shall (at the Ground Lessee's sole expense) provide the Ground Lessor with a report of an appraiser prepared not more than 36 months before such election, such appraiser to be reasonably acceptable to the Ground Lessor, stating the reappraised useful life of the Facility as of the date of such report.

     (c) If the Ground Lessor exercises its option to renew the Facility Lease pursuant to Section 15.3 thereof for a Renewal Lease Term which extends beyond the remaining Site Lease Term, the then-applicable Site Lease Term shall be automatically and without further act by any Person be renewed for a period commencing at 11:59 p.m. (New York City time) on the last day of such Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the Renewal Lease Term for which the Facility Lease is so extended.

     (d) Any renewal term pursuant to this Section 2.3 is referred to herein as a "Renewal Site Lease Term," and together with the Basic Site Lease Term and
      -----------------------
all other Renewal Site Lease Terms, the "Site Lease Term."
                                         ---------------

     Section 2.4. Return of Ground Interest. Upon the expiration or early termination or surrender of this Site Lease in whole or in part, the Ground Lessee shall (a) return the Ground Interest or the applicable portion thereof to the Ground Lessor by surrendering the Ground Interest or such portion thereof into the possession of the Ground Lessor without representation or warranty, other than a warranty as to the absence of Owner Lessor's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, but without any other liability or cost to the Ground Lessee, and (b) upon the request of the Ground Lessor, execute, acknowledge, and deliver a release of the Ground Interest or such portion thereof, which release shall be prepared by the Ground Lessor at its expense and in a form reasonably satisfactory to the Ground Lessee to be duly recorded at the Ground Lessor's expense with the Orange County Clerks Office, Orange County, New York. The obligations of the Ground Lessor and the Ground Lessee under this Section 2.4 shall survive the termination of this Site Lease.

     Section 2.5. Nonterminability. Subject to Sections 2.6 and 2.8 hereof, the Site Lease Term shall not be terminated nor shall any of the rights granted or conveyed hereunder to the Ground Lessee be extinguished, diminished, lost or otherwise impaired, or be merged into or with any other estate, in whole or in part, by any circumstance of any character or for any reason whatsoever, including any of the following: (a) any loss or destruction of, or damage to, the Facility, or any Component thereof or interruption or cessation in use or possession thereof or any part thereof by the Ground Lessee for any reason whatsoever and of whatever duration, (b) the condemnation, requisition, expropriation, seizure or other taking of title to or use of the Facility, any Component thereof or any part thereof by any Governmental Entity or otherwise,
(c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of the Facility Site or the Ground Interest or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Site Lease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Ground Lessor, the Ground Lessee or any other Person, (f) the failure by the Ground Lessee to comply with Section 3 or Section 5 or any other provision hereof, or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

     Section 2.6. Election to Surrender. The Ground Lessee may, so long as the Lien of the Lease Indenture shall have been discharged in accordance with its terms, elect to surrender the Ground Interest and transfer this Site Lease to the Ground Lessor at any time following the expiration or early termination of the Site Sublease Term upon payment of $1.00 to the Ground Lessor, without representation or warranty other than a warranty as to the absence of Owner Lessor's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, but without any other liability or cost to the Ground Lessee. Upon such surrender, all other obligations and liabilities of the Ground Lessee hereunder, including its obligation to make rental payments hereunder, shall automatically be assumed by the Ground Lessor and the Ground Lessee shall be automatically released therefrom, except, in the case of Section 11, for amounts which have accrued prior to such termination and except that the Ground Lessee shall transfer to the Ground Lessor, by an instrument to be prepared by the Ground Lessor at its expense and in a form reasonably satisfactory to the Ground Lessee to be duly recorded at the Ground Lessor's expense with the Orange County Clerks Office, Orange County, New York, all Ground Lessee's right, title and interest in and to this Site Lease.

     Section 2.7.    Storage, Etc.  (a)   The Ground Lessee shall, except as
provided in Section 2.7(b) hereof, be under no obligation at any time to remove the Facility and shall have the right, but not the obligation, upon surrender of the Ground Interest pursuant to Section 2.6 upon the expiration or earlier termination of the Site Lease Term, to require the Ground Lessor, at Ground Lessor's sole risk and expense, to dismantle the Facility, remove the Facility from the Facility Site, and cause it to be delivered to a railhead or other suitable common carrier. Notwithstanding the foregoing, after (but only after) the Ground Lessee shall have requested the Ground Lessor to dismantle, remove and ship the Facility, the Ground Lessor shall have the option to offer to purchase the Facility from the Ground Lessee, at a purchase price equal to the greater of $1.00 (One Dollar) and the Fair Market Sales Value of the Facility (assuming that the Facility must be removed from the Facility Site and, therefore, determined for purposes of this Section 2.7 after deducting the estimated cost of decommissioning, dismantlement, removal, shipment and disposal of the Facility and restoring the Facility Site to its original unimproved condition). The Ground Lessor must give the Ground Lessee written notice of any such offer within 45 days after receipt of the request from the Ground Lessee contemplated in the first sentence of this Section 2.7. If the Ground Lessee accepts such offer, which acceptance shall be in writing and given within 15 days of the Ground Lessor's offer, the Ground Lessor and the Ground Lessee shall agree upon such Fair Market Sales Value within 15 days after the giving of such written notice of acceptance or, if the Ground Lessor and the Ground Lessee shall fail so to agree, such Fair Market Sales Value shall be determined by the Appraisal Procedure. If the Ground Lessee fails to accept or reject the Ground Lessor's offer in writing within the aforesaid period, such failure shall be deemed an acceptance of the Ground Lessor's offer by the Ground Lessee.

     (b) If the Ground Lessee rejects the Ground Lessor's offer to purchase the Facility, the Ground Lessee shall (i) at its sole cost and expense, promptly dismantle and remove the Facility and restore the Facility Site to its original unimproved condition or (ii) transfer all of its right, title and interest in the Facility to the Ground Lessor for the consideration of $1.00.

     (c) Any sales, transfer or similar taxes resulting from the Ground Lessor or its designee obtaining any interest in any portion of the Facility, whether through deemed or actual conveyance or otherwise, shall be paid by the Ground Lessor. The provisions of this Section 2.7 shall expressly survive the expiration or earlier termination of the Site Lease Term and any surrender of this Site Lease pursuant to Section 2.6 hereof.

  Section 2.8.    Early Termination of Site Lease Term.  (a)   If the Facility
Lease is terminated in whole pursuant to Section 10.2 or 13 of the Facility Lease and the Ground Lessor purchases the Facility from the Ground Lessee, this Site Lease shall automatically and without further act by any Person terminate on the date of such termination of the Facility Lease. Upon termination of this Site Lease pursuant to this Section 2.8, the Ground Lessee shall return the Ground Interest or portion thereof to the Ground Lessor in accordance with
Section 2.4.

     (b) If the Facility Lease is terminated with respect to a Unit pursuant to Section 10 thereof, the Ground Lessee tenders such Unit to the Ground Lessor and the Ground Lessor purchases such Unit from the Ground Lessee, either the Ground Lessor or the Ground Lessee may, at its option, terminate this Site Lease with respect to the portion of the Ground Interest relating to the Unit that is no longer subject to the Facility Lease and that is no longer reasonably necessary for the full use and operation of the Unit that continues to be subject to the Facility Lease, as determined by the Ground Lessor and the Ground Lessee, each acting reasonably (such portion, the "Released Unit Ground
                                                          --------------------
Interest Portion"). Prior to terminating this Site Lease in part pursuant to
----------------
this Section 2.8(b), the Ground Lessor shall to the extent necessary or desirable and at its cost and expense, use commercially reasonable efforts to obtain a subdivision of the Facility Site, if such subdivision is feasible, so that (x) the portion of the Ground Interest relating to the Unit that continues to be subject to the Facility Lease constitutes a distinct parcel for purposes of zoning and of Taxes, assessments and impositions and is not otherwise considered as part of a larger single lot for purposes of zoning or of Taxes, assessments or impositions and (y) the Ground Lessee may return to the Ground Lessor the Released Unit Ground Interest Portion. Notwithstanding anything in this Site Lease to the contrary any such termination of this Site Lease in part shall not result in the preclusion of reasonably necessary access to the Unit which remains subject to the Facility Lease or impair in any material respect the use of the Ground Interest or the use or operation of the Unit which remains subject to the Facility Lease in substantially the same manner and to substantially the same extent as was permitted immediately prior to such termination or diminish, other than in an immaterial respect, the current and residual value, remaining useful life or utility of such Unit (without regard to the other Unit) as measured immediately prior to such termination, assuming such Unit shall then be in the condition required to have been maintained by the terms of the Facility Lease, or cause such Unit to become "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647. To the extent a subdivision cannot reasonably be obtained prior to such return, the Ground Lessor and the Ground Lessee agree to cooperate with each other to effect such subdivision, each acting reasonably and in good faith.

SECTION 3.     RENT FOR THE LEASE OF GROUND INTEREST

     Section 3.1.  Rent.  (a)   The Ground Lessee agrees to pay as rent for the
Ground Interest to the Ground Lessor on May 8 and November 8 of each year during the Site Lease Term, until the date that is the 60th anniversary of the Closing Date ("Predetermined Ground Rent Expiration Date"), the amount of $193,000.00,
       -----------------------------------------
for the semiannual period ending on such date; provided that the first payment of rent shall be prorated from the beginning of the Site Lease Term to November 8, 2001. If the Site Lease Term shall have been terminated in part pursuant to
Section 2.8(b), rent payable during the remainder of the Site Lease Term for the Ground Interest shall be the amount specified above for the Ground Interest multiplied by the Unit Percentage for the Unit that continues to be subject to the Facility Lease.

     (b) If the Site Lease Term is in effect after the later of the last day of the Facility Lease Term and the date that is the 60th anniversary of the Closing Date (the "Ground Rent Adjustment Date"), the Ground Lessee agrees to
                   ---------------------------
pay to the Ground Lessor annual rent from and after the Ground Rent Adjustment Date equal to the then annual Fair Market Rental Value of the Ground Interest for the remaining period of the Site Lease Term. Such Fair Market Rental Value (determined on the basis that the Facility Site was unimproved) shall be determined no earlier than 12 months prior to the Ground Rent Adjustment Date by agreement of the parties or, if they shall fail to agree, by the Appraisal Procedure, the costs of which shall be shared equally by the Ground Lessor and the Ground Lessee. Such annual rent shall be payable semi-annually in arrears on each May 8 and November 8 during the remainder of the Site Lease Term.

     (c) All rent for any partial semi-annual period during which the last day of the Site Lease Term occurs shall be prorated on the basis of the actual number of days in such semi-annual period.

  Section 3.2. Taxes and Assessments. (a) From and after the expiration or early termination of the Site Sublease Term with respect to the Ground Interest or any portion thereof, and until the earlier of the expiration or early termination of the Site Lease Term or surrender or transfer of the Ground Interest or any portion thereof to the Ground Lessor pursuant to Section 2.6 or
Section 6, the Ground Lessee agrees to pay to the Ground Lessor all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Facility Site, but only to the extent the same relate to the Ground Interest then subject to this Site Lease, or upon the Owner Lessor's interest in the Facility, including the Ground Lessee's pro rata share of any tax or annual charge payable in respect of the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline and the Railroad Tracks (it being understood that the Ground Lessee shall not be responsible for any income or similar taxes imposed against the Ground Lessor for the rent hereunder; or for any sales, use, excise or similar taxes payable, or any corporate franchise or doing business tax or similar tax or fee imposed on the Ground Lessor or in connection with the business of, or any interests owned or held by, the Ground Lessor or any Taxes and assessments, general or special, relating to the Released Unit Ground Interest Portion and to the Unit in respect of which the Facility Lease has terminated). Such payment shall be due upon demand by the Ground Lessor, but in no event shall such amounts be due prior to the date such Taxes and assessments are due and payable to a taxing or assessing Governmental Entity. Prior to the expiration or early termination of the Site Sublease Term, the Ground Lessor shall pay all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Facility Site (including any tax or annual charge payable in respect of the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline and the Railroad Tracks) and the Ground Lessor shall indemnify the Ground Lessee with respect thereto for such period, as provided in and subject to the terms, conditions and limitations in, Section 9.2 of the Participation Agreement.

     (b) Taxes and assessments shall be prorated between the Ground Lessor and the Ground Lessee for (a) the year in which the Site Lease Term expires, as of the date of expiration of the Site Lease Term and (b) for the year in which the expiration or earlier termination of the Site Sublease Term occurs, as of the date of such expiration or termination of the Site Sublease Term.

     (c) From and after the expiration or termination of the Site Sublease Term and until the earlier of the expiration, surrender or termination of the Site Lease Term pursuant to and in accordance with this Site Lease, the Ground Lessee shall have the right to contest any Taxes and assessments required to be paid by the Ground Lessee under this Site Lease provided the Ground Lessee shall in good faith and with due diligence contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of the Taxes and assessments from the sale or foreclosure of any Lien for such Taxes and assessments of the Facility Site during such contest (unless the Ground Lessee shall provide the Ground Lessor such security as may be reasonably required by the Ground Lessor to insure payment of the full amount of such Taxes and assessments, together with any interest and penalties which may accrue with respect thereto). The Ground Lessee shall have the right, at its sole expense, to institute and prosecute, in the Ground Lessor's name, any suit or action to contest any Taxes and assessments required to be paid by the Ground Lessee or to recover the amount of any such Taxes and assessments but, in such event, the Ground Lessee hereby covenants and agrees to indemnify and save the Ground Lessor harmless from any and all costs and expenses, including reasonable attorneys fees, in connection with any such suit or action. Any funds recovered by the Ground Lessee attributable to the period from and after the termination of the Site Sublease Term until the earlier of the expiration, surrender or termination of the Site Lease Term as a result of any such suit or action shall belong to the Ground Lessee, unless the Ground Lessor shall have paid the tax and assessment with respect to such period. Any part of such recovery relating to any period ending on or prior to the expiration or termination of the Site Sublease Term or any period beginning after the expiration, surrender or termination of the Site Lease Term shall be paid to the Ground Lessor, unless the Ground Lessee shall have paid the Tax and assessment with respect to such period. Notwithstanding the foregoing, the Ground Lessee shall be entitled to reimbursement of any out-of-pocket costs and expenses incurred in connection with any such suit or action to the extent of any funds recovered, and any amounts payable to the Ground Lessor pursuant to the immediately preceding two sentences shall be reduced by a portion of such out-of-pocket costs and expenses, to be determined by the Ground Lessor and the Ground Lessee, acting reasonably, taking into account the amount of the recovery paid to each party.

  Section 3.3. Suspension of Rent and Other Payments. In the event the Ground Lessee as Lessor under the Facility Lease is entitled by the terms of the Facility Lease to exercise remedies as a result of a Lease Event of Default and any amounts remain unpaid to the Ground Lessee under the Facility Lease or any other Operative Document as a result of such Lease Event of Default, payments of any amounts owed to the Ground Lessor by the Ground Lessee under this Site Lease, including, without limitation, payments of rent and other amounts pursuant to Section 3.1 or 3.2 hereof, may, in the sole discretion of the Ground Lessee, be suspended until such time as all amounts due and owing by the Ground Lessor to the Ground Lessee under the Operative Documents shall have been paid in full.

  Section 3.4. Payment. The Ground Lessor and the Ground Lessee agree that, during the Site Sublease Term, each payment of rent by the Ground Lessee for the lease of the Ground Interest pursuant to Section 3.1 hereof and each payment of rent by the Ground Lessor, as sublessee, for the sublease of the Ground Interest pursuant to Section 3.1 of the Site Sublease shall be offset, and no amounts shall be payable by the Ground Lessee or the Ground Lessor in respect thereof, one against the other, and no amounts shall be payable by the Ground Lessee or the Ground Lessor in respect thereof, except that if any portion of the Ground Interest is being leased to the Ground Lessee pursuant to Section 2.1 but is not being subleased to the Ground Lessor pursuant to Section 2.1 of the Site Sublease, the Ground Lessee shall pay the portion of rent attributable to such portion of the Ground Interest to the Ground Lessor.

SECTION 4. QUIET ENJOYMENT IN FAVOR OF GROUND LESSEE; RELEASE RIGHTS AND
           RESERVED RIGHTS

  Section 4.1. Ground Lessee's Right of Quiet Enjoyment. The Ground Lessor warrants that it owns good, record and marketable title to the Facility Site subject only to the Permitted Encumbrances and that it has full right and authority to convey, grant and assign the rights relating to the Ground Interest conveyed, granted and assigned to the Ground Lessee pursuant to the terms of this Site Lease and agrees that, notwithstanding any provision of any other Operative Document, so long as the Site Lease Term has not been terminated pursuant to the express provisions of Section 2.8 hereof, neither the Ground Lessor nor any Person claiming by, through or under the Ground Lessor shall, through its or their own actions or inactions, interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Lessee of the leasehold interest in the Ground Interest subject to the terms hereof. The Ground Lessee acknowledges that, as of the Closing Date, the Ground Lessor does not own an undivided 35% tenant-in-common interest in the Jointly Owned Facilities (as defined in the Interconnection Agreement).

     Section 4.2. Ground Lessor's Release Rights. Notwithstanding Section 4.1 hereof or any other provisions in this Site Lease to the contrary, the Ground Lessor shall have the right from time to time, without being deemed to breach the foregoing covenant of quiet enjoyment or any other provision of this Site Lease, in furtherance of the purposes permitted by Section 4.3 or otherwise, to
(i) sell, grant, convey or assign one or more portions of or interests of any kind or nature in, upon, to, on, over, above, under or through one or more portions of the Facility Site, including all roads, access gates and parking lots, together with a non-exclusive easement for Access over and across the Facility Site in order to fully exercise the right to use same, (ii) grant, create or release one or more rights of way and easements in, upon, to, on, over, above, under through or in respect of, or the right, privilege and right to use, any portions of the Facility Site, the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, together with a non-exclusive easement for Access over and across such properties or facilities in order to fully exercise the right to use same, (iii) lease or convey one or more leasehold interests in one or more portions of the Facility Site, the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks to one or more lessees of leasehold interests, and (iv) sell, grant, convey or assign the easements, rights, privileges and licenses granted to the Company pursuant to the Cross Easement Agreement (collectively the "Ground Lessor's Release Rights"); provided,
                             ------------------------------
however, that no property, interest, right of way, easement, or leasehold interest (the "Released Property") so sold, granted, released, leased or
               -----------------
conveyed shall result in the preclusion of reasonably necessary access to the Facility or impair in any material respect the use of the Ground Interest or the use or operation of the Facility in substantially the same manner and to substantially the same extent as was permitted immediately prior to the exercise of the Ground Lessor's Release Rights or reduce the then current or residual value, utility or remaining useful life of the Facility (assuming the Facility shall then be in the condition required to have been maintained by the terms of the Facility Lease) other than in an immaterial respect or cause the Facility to become a "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647. Any third party may conclusively, and without further act, inquiry or investigation, rely upon an Officer's Certificate of the Ground Lessor to the effect that any such sale, grant, release or conveyance complies with this Section 4.2 without the necessity of any further inquiry, investigation or determination. In light of the nature of the Released Property to be sold, granted, released, leased or conveyed, either
(x) this Site Lease shall be subject to the interest created in connection with the Released Property or (y) the Released Property shall no longer be a part of the Ground Interest and shall automatically be deemed to be subject to or released from the effect of this Site Lease and any Lien on the Ground Interest or otherwise under this Site Lease, in either case, without the necessity of the execution, delivery or recording of any further instrument whatsoever. At the expense of the Ground Lessor, either party shall, at the request of the other, execute and deliver such documents and instruments as may be reasonably requested by the Ground Lessor to evidence the foregoing. The Ground Lessor may exercise its rights under this
Section 4.2 with or without receiving compensation, all of which if any, shall be for the benefit of the Ground Lessor.

     Section 4.3. Reserved Rights. (a) Notwithstanding Section 4.1 or any other provisions in this Site Lease to the contrary, the Ground Lessor reserves a right, right of way, and easement on, over, under and across the Facility Site, and shall have the right from time to time, without being deemed to breach the foregoing covenant of quiet enjoyment or any other provision of this Site Lease, to do any of the following, and to grant any other Person (any such Person, an "Additional Owner") the right to do any of the following:
            ----------------

                    (i) operate, use, repair, alter, restore, renew, replace, remove, upgrade, expand, maintain and relocate the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline, the Railroad Tracks, the Retained Assets and any Unit tendered to and acquired by the Ground Lessor pursuant to Section 10 of the Facility Lease (a "Returned Unit");
                                            --------------

                    (ii) construct, own and operate additional electric generating units or other related or unrelated facilities (each, an "Additional Facility") on or adjacent to the Facility Site;
                   -------------------

                    (iii) erect, construct, install, operate, use, repair, alter, restore, renew, replace, remove, upgrade, expand, maintain and relocate facilities and structures (other than the Facility) on, over, under or across the Facility Site, including without limitation, other buildings, roads, paths, walkways, sanitary sewers, storm drains, water intakes, water and gas mains, storage and detention ponds, waste disposal systems, electric power lines, transmission lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems and utility lines and systems and other items as may be reasonably necessary or desirable for the operation or use of the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, the Retained Assets, any Returned Unit, the Other Facility or any Additional Facility, including but not limited to transmission lines and related pipes, conduits, poles, wires, cables and interconnection facilities to transport electricity from the Additional Facility to, and to tap into, the Retained Power and Control Lines;

                    (iv) use and consume the natural resources of or relating to the Facility Site as may be reasonably necessary in connection with the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline, the Railroad Tracks, the Retained Assets, any Returned Unit, the Other Facility or any Additional Facility;

provided, (i) that the rights reserved in clauses (i) through (iv) above, individually or in the aggregate, shall not result in the preclusion of reasonably necessary access to the Facility or impair in any material respect the use of the Ground Interest or the use or operation of the Facility in substantially the same manner and to substantially the same extent as was permitted prior to the Closing Date or reduce the then current or residual value, utility or remaining useful life of the Facility (assuming the Facility shall then be in the condition required to have been maintained by the terms of the Facility Lease) other than in an immaterial respect or cause the Facility to become a "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B.
647; (ii) that unless any Additional Owner shall have entered into the mutually agreeable arrangements referred to in clause (b) below (concurrently with the granting of such Additional Owner's right under clauses (i) through (iv) above, such Additional Owner shall agree to enter into mutually agreeable arrangements with respect to the shared use and operation of the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline and the Railroad Tracks (to the extent of such Additional Owner's rights therein), and (iii) that the Additional Owner (or an operator under contract with the Additional Owner) shall be a Person (which may be one of the Ground Lessor's Affiliates) that, in the reasonable judgment of the Ground Lessor, is a reputable and capable operator of the Additional Facility. At the expense of the Ground Lessor, either party shall, at the request of the other, execute and deliver such documents and instruments as may be reasonably requested to evidence its rights hereunder. The Ground Lessor may exercise its rights under this Section 4.3 with or without receiving compensation, all of which if any, shall be for the benefit of the Ground Lessor.

          (b) Notwithstanding the foregoing, the Ground Lessor's and any Additional Owner's right to use the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline and the Railroad Tracks shall be limited to any excess capacity in the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline and the Railroad Tracks over the utilization rights granted to the Ground Lessee pursuant to Section 2.1 hereof. If at any time the Ground Lessor or any Additional Owner requires more than such excess capacity of the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, then the Ground Lessor or such Additional Owner shall upgrade the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, as the case may be, at its sole cost and expense. If, following the termination or expiration of the Site Sublease, the Ground Lessee requires additional capacity of the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks in excess of that then available (taking into account the rights of the Ground Lessor and any Additional Owner to use the same), then the Ground Lessee shall upgrade the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, as the case may be, at its sole cost and expense. If at any time following the expiration or termination of the Site Sublease and return of the Facility to the Ground Lessee (or upon reasonable request and notice from the Ground Lessor, prior to the termination or expiration of the Site Sublease or return of the Facility to the Ground Lessee), the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks are being, or will be, used by the Ground Lessor, or any Additional Owner and the Ground Lessee, the parties agree to cooperate with each other and to enter into mutually agreeable arrangements, each acting reasonably and in good faith, with respect to joint operation, maintenance and use of, and allocations of costs and expenses with respect to, the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, as the case may be; provided, that all costs and expenses (other than costs and expenses relating to expansion of the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, as the case may be, to increase the capacity thereof, which shall be allocated as described above) shall be shared by the parties based upon their respective use of the capacity of the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline or the Railroad Tracks, as the case may be.

     Section 4.4. Rights of Third Parties. The Ground Lessee agrees that during the Site Lease Term, the Ground Lessee will not (i) grant any security interest, leasehold mortgage or deed to secure debt, or any other Lien, (ii) sublease or assign this Site Lease, except pursuant to the Site Sublease, or
(iii) otherwise encumber, cause to be encumbered or convey all or part of the Ground Lessee's interest hereunder unless such grant, sublease, assignment, encumbrance or conveyance expressly provides that the Ground Lessee's interest under this Site Lease is subject to the Ground Lessor's Release Rights set forth in Section 4.2 and the rights of the Ground Lessor in Section 4.3, that any such grant, sublease, assignment, encumbrance or conveyance shall automatically be subject to such rights without the necessity of the execution, delivery or recording of any further instrument whatsoever, and that the other party to such grant, sublease, assignment, encumbrance or conveyance shall, at the request and expense of the Ground Lessor, execute and deliver such documents and instruments as may be reasonably requested by the Ground Lessor to evidence its rights hereunder.

     Section 4.5.   Compliance Certificates.

             (a) Prior to any sale, grant, release, lease or conveyance by the Ground Lessor to an Additional Owner with respect to the construction of an Additional Facility, the Ground Lessor shall provide an Officer's Certificate to the Ground Lessee (which certification as to clause (i) below shall be confirmed by an engineer's certificate, which may be an engineer employed by the Ground Lessor or one of its Affiliates) that (i) such action or actions shall not result in the preclusion of reasonably necessary access to the Facility or impair in any material respect the use of the Ground Interest or the use or operation of the Facility or reduce the then current or residual value, utility or remaining useful life of the Facility in any material respect, and (ii) no such sale, grant, release, lease or conveyance shall cause the Facility to become a "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647.

             (b) The Ground Lessee shall provide within fifteen (15) days of request by the Ground Lessor (or within thirty (30) days in the case of any request involving an action described in Section 4.5(a)), an Officer's Certificate of the Ground Lessee to the effect that the Released Property that has been or is proposed to be sold, granted, released, leased or conveyed pursuant to the provisions of Section 4.2 hereof, or rights that have been or are proposed to be exercised pursuant to the provisions of Section 4.3 hereof, either (x) complies with the requirements of Section 4.2 or 4.3 hereof, as applicable, or (y) does not comply with Section 4.2 or 4.3 hereof and stating in reasonable detail the basis of any such non-compliance. In connection with the furnishing of any such certificate, the Ground Lessee shall be entitled to rely upon, without further investigation, upon an Officer's Certificate to the Ground Lessee (which certification as to clause (i) below shall be confirmed by an engineer's certificate, which may be an engineer employed by the Ground Lessor or one of its Affiliates) that (i) such action or actions shall not result in the preclusion of reasonably necessary access to the Facility or impair in any material respect the use of the Ground Interest or the use or operation of the Facility or reduce the then current or residual value, utility or remaining useful life of the Facility in any material respect, and (ii) no such sale, grant, release, lease or conveyance shall cause the Facility to become a "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647

     Section 4.6. Subdivision. At any time after the termination or expiration of the Site Sublease, upon the request of the Ground Lessee, the Ground Lessor shall to the extent feasible, at its expense, use commercially reasonable efforts to obtain a subdivision of the Facility Site such that the Facility Site shall constitute a single zoning lot (the "Subdivision"). The Ground Lessor and
                                           -----------
the Ground Lessee shall cooperate with each other and use good faith efforts to do whatever is necessary (including, without limitation, promptly executing any documents or instruments required in connection with the Subdivision) in order to effectuate the Subdivision. To the extent that the Subdivision cannot be obtained under this Section 4.6 or Section 2.8(b), the Ground Sublessor and the Ground Sublessee agree to cooperate with each other and to enter into other mutually agreeable arrangements, each acting reasonably and in good faith, with respect to the Facility Site, in light of the absence of the Subdivision.

     Section 4.7. Amendments. The Ground Lessor shall retain the right to enter into or consent to any amendment, modification or supplement to the Cross Easement Agreement or the CH Retained Power and Control Lines Easement; provided, that the Ground Lessor may not, without the prior written consent of the Ground Lessee, enter into or consent to any such amendment, modification or supplement that could reasonably be expected to have a material adverse effect on the rights of the Ground Lessee or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, or diminish, other than in an immaterial respect, the current and residual value, remaining useful life or utility of the Facility, or cause the Facility to become "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647, unless such modification or supplement is required by Applicable Law or is necessary to operate or maintain the Facility in compliance with Applicable Law.


SECTION 5.   USE OF GROUND INTEREST

     Section 5.1. Use. The Ground Lessee's rights hereunder to use the Ground Interest during the Site Lease Term shall be limited to the right of the Ground Lessee to use (a) the Facility Site in connection with the use, operation, maintenance, repair, upgrade, improvement, alteration, removal, restoration and modification of the Facility in accordance with the terms of the Operative Documents, which shall include the right to construct, install, operate, use, repair and relocate facilities, equipment and/or structures on or under the Facility Site, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water, gas and/or oil mains, waste disposal systems, electric power lines, transmission lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems and utility lines and systems, all as are reasonably necessary or advisable for the commercial operation of the Facility; (b) the Cross Easement Rights in connection with the use and operation of the Facility; (c) the Retained Power and Control Lines for the continued transmitting and/or distributing of electrical and related service to and from the Facility; (d) the Dock Facilities and the Railroad Tracks for the delivery and unloading of coal, oil, other commodities and equipment for the Facility and, in the case of the Railroad Tracks the temporary storage of railcars used or to be used for delivery of such commodities and equipment, and (e) the Retained Oil Pipeline for delivery of oil to the Facility; provided, that the Ground Lessee may not relocate or expand any easement or any facility relating thereto except as expressly provided in Section 2.1(a).

     Section 5.2. Compliance with Environmental Laws. The Ground Lessee will comply with all Environmental Laws of any Governmental Entity having jurisdiction as the same pertain to the Facility Site, unless such noncompliance
(A) is not reasonably likely to have a Material Adverse Effect or involve any danger of foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, the Facility or the impairment of the use, operation or maintenance of the Facility in any material respect, and (B) could not result in any criminal liability being incurred by, or could not reasonably be expected to have any material adverse effect on the interests of, the Owner Participant or the Owner Lessor; provided, however, that at all times during the term of the Site Sublease, the Ground Lessor, pursuant to the Site Sublease, shall be obligated to perform, and the Ground Lessee shall be deemed to have performed, the obligations under this Section 5. Notwithstanding the foregoing, the Ground Lessee shall not be responsible for compliance with any requirements of Environmental Laws to the extent such requirements are attributable to any action, omission, event, circumstance or condition occurring or existing prior to such return of the Ground Interest to the Ground Lessee upon the termination or expiration of the Site Sublease.

     Section 5.3.   Maintenance; Replacement; Modifications.   During the Site
Lease Term, the Ground Lessor agrees, with respect to the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline and the Railroad Tracks, to maintain, repair, replace and modify such equipment and facilities in accordance with the maintenance, replacement and modification requirements prescribed in Section 7.1, 7.2, 8.1 and 8.2 of the Facility Lease with respect to the Facility (without regard to whether the Facility Lease is then in effect); provided, that prior to the purchase by the Ground Lessor of the Jointly Owned Facilities (as defined in the Interconnection Agreement), the Jointly Owned Facilities shall be maintained in accordance with the terms of the Interconnection Agreement. The Ground Lessor reserves the right to remove any such equipment or facilities that become surplus or obsolete in accordance with the standards prescribed in Section 7.2 of the Facility Lease. During the period from and after the end of the Site Sublease Term, the Ground Lessee shall reimburse the Ground Lessor for an equitable portion of the costs and expenses incurred by the Ground Lessor to perform its maintenance, repair and related obligations with respect to such equipment and facilities, based upon the relative manner and extent of utilization for the use and operation of the Facility and for the use and operation of other facilities.


SECTION 6.    TRANSFER OF GROUND INTEREST

              (a) The Ground Lessee expressly agrees that the Ground Lessee shall not transfer the Ground Interest except as part of the Ground Lessee's transfer of the Owner Lessor's Interest pursuant to the Operative Documents. The Ground Lessor acknowledges that (x) the Ground Lessee shall have the right to transfer and convey the Ground Interest as part of a transfer under and in accordance with Sections 10.2(b), 13.3, 14.4, or 17.1 of the Facility Lease in connection with the Ground Lessee's transfer thereunder of the Owner Lessor's Interest and the Ground Lessor and the Ground Lessee agree to comply with the provisions of the applicable sections of the Facility Lease in connection with such transfer to the extent required thereunder, (y) the Ground Lessee's interest hereunder may be transferred together with the Owner Lessor's Interest to the Lease Indenture Trustee or an Affiliate of the Lease Indenture Trustee or any other Person who is the purchaser thereof in foreclosure of the Lien of the Lease Indenture or by deed in lieu of any such foreclosure or after any such foreclosure or deed in lieu of foreclosure, and (z) at all times after the expiration or termination, for any reason whatsoever, of the Facility Lease, the Ground Lessee may transfer or assign its rights and obligations under this Site Lease, or permit the sublease, sub-sublease or occupancy of the Ground Interest to or by any third person, or mortgage its interest in the Ground Interest so long as the transferee, sublessee or mortgagee is simultaneously acquiring a similar interest in the Facility and, if the Lien of the Lease Indenture has not been discharged, the Lease Indenture Trustee has given its prior written consent; provided, however, that, in connection with any mortgage by the Ground Lessee of its interest in the Ground Interest, the Ground Lessor shall not unreasonably withhold its consent to any modification of this Site Lease as is requested by any lender to preserve or protect the lien granted to such lender in connection with its mortgage so long as such modification would not subject the Ground Lessor to any unreimbursed cost or expense and would not otherwise be disadvantageous to the Ground Lessor, and provided, further, that the Ground Lessee agrees to pay all reasonable costs and expenses incurred by the Ground Lessor in connection with any such requested modification. With respect to an assignment only, the Ground Lessee shall be relieved of its obligations under this Site Lease from and after the date of such transfer or assignment so long as the transfer or assignment is made in accordance with clause (z) above and the transferee or assignee assumes and agrees to perform all obligations and liabilities of the Ground Lessee under this Site Lease pursuant to such agreements, and on such terms, as shall be reasonably satisfactory to the Ground Lessor and if the Lien of the Lease Indenture has not been discharged, with the consent of the Lease Indenture Trustee. If the Facility Lease is terminated with respect to a Unit pursuant to Section 10 or 14 thereof and such Unit is transferred to a third party, the Ground Lessee may assign its interest herein with respect to the portion of the Ground Interest relating to such Unit to such transferee and the Ground Lessee shall be relieved of its obligations under this Site Lease with respect to such portion of the Ground Interest so long as such transferee assumes and agrees to perform all obligations and liabilities of the Ground Lessee under this Site Lease with respect to such portion of the Ground Interest. The Ground Lessor shall, at the request of the Ground Lessee or such transferee, enter into a separate ground lease with such transferee on substantially the same terms set forth herein with respect to that portion of the Ground Interest necessary to operate such Unit.

     The Ground Lessee acknowledges and agrees that at all times after the expiration or termination, for any reason whatsoever, of the Facility Lease, the Ground Lessor may convey the Facility Site and transfer or assign its rights and obligations under this Site Lease to any third person with the prior written consent of the Ground Lessee and, if the Lien of the Lease Indenture has not been discharged, the Lease Indenture Trustee (such consent, in the case of the Ground Lessee, not to be unreasonably withheld). With respect to any such assignment, the Ground Lessor shall be relieved of its obligations under this Site Lease from and after the date of such conveyance and transfer or assignment so long as the transferee or assignee assumes and agrees to perform all obligations and liabilities of the Ground Lessor under this Site Lease pursuant to such agreements, and on such terms, as shall be reasonably satisfactory to the Ground Lessee and if the Lien of the Lease Indenture has not been discharged, with the consent of the Lease Indenture Trustee.

             (b) If and in the event the Facility Site is part of a larger zoning lot which includes all or any portion of the Retained Sites, prior to any transfer of any portion of the Retained Sites which constitute part of the zoning lot which includes the Facility Site, the Ground Lessor shall, to the extent feasible, use commercially reasonable efforts to obtain a subdivision of the Facility Site such that the Facility Site shall constitute a single lot for zoning purposes.

SECTION 7.   LIENS

     Section 7.1.   Liens by Ground Lessee.   The Ground Lessee agrees that it
will not, directly or indirectly, create, incur, assume or suffer to exist any Owner Lessor's Liens on or with respect to the Ground Interest or the Facility Site, and the Ground Lessee shall promptly notify the Ground Lessor of the imposition of any such Lien of which the Ground Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien or contest any such Lien in good faith and with due diligence by appropriate legal proceedings and provided that the Ground Lessee shall provide the Ground Lessor with reasonable security as may be required by the Ground Lessor in connection with any such contest.

     Section 7.2.   Liens by the Ground Lessor.   The Ground Lessor hereby
covenants that it will not, directly or indirectly, create, incur, assume or suffer to exist any Liens or other encumbrances on or with respect to the Ground Interest, other than Permitted Liens. The Ground Lessor shall promptly notify the Ground Lessee of the imposition of any such Lien or other encumbrances described in the immediately preceding sentence of which the Ground Lessor is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien or contest any such Lien in good faith and with due diligence by appropriate legal proceedings and provided that the Ground Lessor shall provide the Ground Lessee with reasonable security as may be required by the Ground Lessee in connection with any such contest.

SECTION 8.   EVENTS OF LOSS, CONDEMNATION, DAMAGE OR DESTRUCTION

          (a) If at any time during the Site Sublease Term an Event of Loss occurs or a Requisition occurs or other casualty occurs, the terms and provisions of the Facility Lease shall govern and control the rights and obligations of the parties hereto.

          (b) If at any time after the expiration or termination, for any reason whatsoever, of the Site Sublease Term and until the earlier of the expiration, surrender or termination of the Site Lease Term, the Ground Interest or any portion thereof is the subject of a Requisition, the proceeds of such Requisition shall be divided between the Ground Lessor and the Ground Lessee in the proportions specified in the condemnation award or agreement of transfer or, if not so specified, in proportion to the fair market value of the Ground Lessor's and the Ground Lessee's respective interests in the Ground Interest; provided that so long as the Lien of the Lease Indenture shall not have been terminated or discharged, all amounts payable to the Ground Lessee pursuant to this clause (b) shall be payable to the Lease Indenture Trustee for application pursuant to the Lease Indenture.

          (c) If, at any time after expiration or termination, for any reason whatsoever, of the Site Sublease Term and until the earlier of the expiration, surrender or termination of the Site Lease Term, the Facility or any part thereof is damaged or destroyed by any fire or other casualty, the Ground Lessee shall not, except to the extent expressly required under any other Operative Document or under Applicable Laws, be obligated to repair or replace the Facility, notwithstanding the availability of insurance proceeds for repair.
All proceeds received by the Ground Lessee from insurance with respect to any casualty or property damage occurring on or after expiration or termination of the Site Sublease Term, but during which period this Site Lease remains in effect, shall be applied first to pay any past due amounts then payable to the Ground Lessor and/or any of its Affiliates pursuant to this Site Lease and thereafter shall be applied as the Ground Lessee may elect.

          (d) To the extent that a Requisition occurs with respect to the Facility after the expiration or termination of the Site Sublease Term and until the earlier of the expiration, surrender or termination of the Site Lease Term, the proceeds of such Requisition shall be paid solely to the Ground Lessee.

          (e) To the extent that a Requisition occurs with respect to both the Facility and the Ground Interest after the expiration or termination of the Site Sublease Term and until the earlier of the expiration, surrender or termination of the Site Lease Term, and the condemnation award or agreement of transfer fails to specify how the proceeds of such Requisition shall be divided between the Ground Lessor and the Ground Lessee, the proceeds of such Requisition shall be divided between the Ground Lessor and the Ground Lessee equitably in accordance with the principles set forth in paragraphs (b) and (d) above.

SECTION 9.  SEVERANCE

     The Facility, Components, Replacement Components, all equipment at any time acquired by the Ground Lessee and located on the Facility Site and each part thereof have been severed by agreement and intention of the parties hereto from the Facility Site and from title thereto and (i) shall be considered as personal property of the Ground Lessee, (ii) even though attached or affixed to or installed upon the Facility Site, as the case may be, shall not be considered to be fixtures or a part of the Facility Site and (iii) shall not be or become subject to the Lien of any mortgage by encumbering the Facility Site (other than the Lease Indenture, if then in effect). The Ground Lessor waives any rights it may have under the laws of the State of New York arising under this Site Lease or otherwise (except as expressly provided in the Operative Documents) to any Lien upon, or any right to distress or attachment upon, or any other interest in, any item constituting part of the Facility, Components, Replacement Components or any equipment and other property at any time acquired by the Ground Lessee and located on the Facility Site. The Ground Lessor acknowledges that the Ground Lessee is the equitable and beneficial owner of the Facility, Components, Replacement Components and all such other equipment and property relating solely to the Facility at any time acquired by the Ground Lessee and located on the Facility Site and covenants and agrees that, subject to any limitations in and to the terms and conditions of this Site Lease and the other Operative Documents, following the expiration or earlier termination of the Facility Lease and on, prior to or following (subject to the provisions of Section 2.7 hereof) the expiration or earlier termination of this Site Lease, the Ground Lessee shall have the right to remove, from time to time, the Facility, Components,

Replacement Components or any part thereof or any such other equipment and property relating solely to the Facility at any time acquired by the Ground Lessee, from the Facility Site and the Ground Lessor hereby waives any claim it might have against the Ground Lessee for waste by virtue of such removal. The Ground Lessee waives any rights it may have under the laws of the State of New York or otherwise to any Lien upon, or right of attachment (other than a leasehold interest in or right to use, as the case may be) with respect to, the Retained Power and Control Lines, the Dock Facilities, the Retained Oil Pipeline, the Railroad Tracks, the Retained Assets, any Returned Unit or any part thereof.

SECTION 10.    NONMERGER

     The reversionary interest of the Ground Lessor in the Ground Interest shall not merge into any interest in the Ground Interest conveyed by this Site Lease even if such reversionary interest and such interest leased are at any time vested in or held directly or indirectly by the same Person, but this Site Lease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding unless and until the Person holding such interests shall execute an instrument effecting such merger and shall duly record such instrument. No such instrument of merger shall be executed and recorded unless and until the Lien of the Lease Indenture on the Indenture Estate has been discharged in accordance with the terms thereof.

SECTION 11.    INDEMNIFICATION

     The Ground Lessee shall indemnify, protect, save and hold harmless the Ground Lessor, from and against, any and all Claims imposed on, incurred by or asserted against the Ground Lessor, to the extent (but only to the extent) relating to or arising out of any of the following (other than claims for which the Ground Lessor is responsible under Section 5.3 of the Facility Lease or
Section 9.1 of the Participation Agreement) which are attributable to any action, omission, event, circumstance or condition occurring or existing after the return of the Ground Interest to the Ground Sublessor pursuant to Section
2.2 of the Site Lease and prior to the return of the Ground Interest to the Ground Lessor in accordance with Section 2.4 or Section 2.6 hereof: (i) the operation, maintenance, modification, repair, rebuilding, alteration, restoration, refurbishing, or other use or non-use of the Facility, or (ii) the presence, use, storage, transportation, treatment or manufacture of any Hazardous Substance in, at, under or from the Facility or the Facility Site but not, for avoidance of doubt, in each case to the extent such claims are attributable to (a) any action, omission, event, circumstance or condition occurring or existing prior to such return of the Ground Interest to the Ground Lessee upon the termination or expiration of the Site Sublease or (b) any action or omission by the Ground Lessor. The obligations of the Ground Lessee under this Section 11 shall survive the termination of this Site Lease.

SECTION 12.    SECURITY FOR GROUND LESSEE'S OBLIGATION UNDER LESSOR NOTE

     In order to secure the Notes, the Ground Lessee will, by the Lease Indenture, assign and grant a Lien to the Lease Indenture Trustee in and to all of the Ground Lessee's right, title and interest in, to and under this Site Lease and the Ground Interest (other than Excepted Payments and Excepted Rights). The Ground Lessor hereby consents to such assignment and creation of such Lien and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Lessor shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture has been fully released, the Lease Indenture Trustee under the Lease Indenture shall have the rights of the Ground Lessee under this Site Lease to the extent set forth in and subject in each case to the exceptions set forth in the Lease Indenture.

SECTION 13.    MISCELLANEOUS

     Section 13.1. Amendments and Waivers. No term, covenant, agreement or condition of this Site Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 13.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party hereto and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

     If to the Ground Lessor:

              Dynegy Roseton, L.L.C.
              c/o Dynegy Northeast Generation, Inc.
              992 River Road
              Newburgh, New York  12550
              Telephone No.: (845) 563-4961
              Facsimile No.: (845) 563-4992
              Attention: Daniel P. Thompson, Vice President, Operations




              with a copy to:

          Dynegy Power Corp.
          1000 Louisiana Street, Suite 5800
          Houston, Texas 77002
          Telephone No.: (713) 507-6823
          Facsimile No.: (713) 767-8510
          Attention: Timothy A. Beverick, Esq.

          If to the Ground Lessee:

          Roseton OL LLC
          c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, DE 19890-0001
          Telephone No.: (302) 651-1000
          Facsimile No.: (302) 651-8882
          Attention: Corporate Trust Administration

          with a copy to:

          Roseton OP LLC
          c/o Resources Capital Management Corporation
          1300 North Market Street
          Suite 405
          Wilmington, DE 19801
          Telephone No.: (302) 576-2895
          Facsimile No.: (302) 576-2897
          Attention:     William Barbour

     Section 13.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Site Lease.

     Section 13.4.  Successors and Assigns.

             (a) This Site Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

             (b) Except as expressly provided herein or in the other Operative Documents, the Ground Lessor may not assign or transfer any of its interests herein without the consent of the Ground Lessee.

     Section 13.5. Governing Law. This Site Lease shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

     Section 13.6. Severability. Any provision of this Site Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 13.7. Counterparts. This Site Lease may be executed in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 13.8. Headings and Table of Contents. The headings of the sections of this Site Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 13.9. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Site Lease.

     Section 13.10. Effectiveness of Site Lease. This Site Lease has been dated as of the date first above written for convenience only. This Site Lease shall be effective on May 8, 2001, the date of execution and delivery by the Ground Lessee and the Ground Lessor.

     Section 13.11. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Site Lease is executed and delivered by Wilmington Trust Company ("Wilmington"), not individually or personally but
                              ----------
solely as Lessor Manager under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by Wilmington, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on Wilmington, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Site Lease.

     Section 13.12. Measuring Life. If and to the extent that any of the rights and privileges granted under this Site Lease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Site Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Site Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, William J. Clinton and George W. Bush or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Site Lease, whichever of (a) and (b) is shorter.

     IN WITNESS WHEREOF, the parties hereto have caused this Site Lease to be duly executed and delivered under seal by their respective officers thereunto duly authorized.


                         DYNEGY ROSETON, L.L.C.,

                            as Ground Lessor

                         By: __________________________________
                             Name:
                             Title:


                         ROSETON OL LLC,
                            as Ground Lessee

                         By: Wilmington Trust Company, not in its individual
                             capacity but solely as Lessor Manager

                             By: ______________________________
                                 Name:
                                 Title:

STATE OF NEW YORK        )
                         )  ss:
COUNTY OF NEW YORK       )


          On this ___ day of May 2001, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                              _______________________
                              Notary



STATE OF NEW YORK        )
                         )  ss:
COUNTY OF NEW YORK       )


          On this ___ day of May 2001, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                              ______________________
                              Notary

                                                                  Execution Copy

                                   Appendix A



================================================================================


                                  Definitions

                             _____________________


                              Roseton Units 1 and 2


================================================================================

                           Appendix A - Definitions
                           ------------------------

SECTION 1. GENERAL PROVISIONS

         In this Appendix A and each Operative Document (as hereinafter defined), unless otherwise provided herein or therein:

     (a) the terms set forth in this Appendix A or in any such Operative Document shall have the meanings herein provided for and any term used in an Operative Document and not defined therein or in this Appendix A but in another Operative Document shall have the meaning herein or therein provided for in such other Operative Document;

     (b) any term defined in this Appendix A by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto whether or not such other document, instrument or agreement remains in effect;

     (c) words importing the singular include the plural and vice versa;

     (d) words importing a gender include any gender;

     (e) a reference to a part, clause, section, paragraph, article, party, annex, appendix, exhibit, schedule or other attachment to or in respect of an Operative Document is a reference to a part, clause, section, paragraph, or article of, or a party, annex, appendix, exhibit, schedule or other attachment to, such Operative Document unless, in any such case, otherwise expressly provided in any such Operative Document;

     (f) a reference to any statute, regulation, rule, proclamation, ordinance or law includes all statutes, regulations, rules, proclamations, ordinances or laws varying, consolidating or replacing the same from time to time, and a reference to a statute includes all regulations, policies, protocols, codes, proclamations and ordinances issued or otherwise applicable under that statute unless, in any such case, otherwise expressly provided in any such statute or in such Operative Document;

     (g) a definition of or reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or renovation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used;

     (h) a reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substituted therefor from time to time;

     (i) if a capitalized term describes, or shall be defined by reference to, a document, instrument or agreement that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the Participation Agreement (as hereinafter defined), such reference shall be deemed to be to such form and, following such execution and delivery and subject to clause (g) above, to the document, instrument or agreement as so executed and delivered;

     (j) a reference to any Person (as hereinafter defined) includes such Person's successors and permitted assigns;

     (k) any reference to "days" shall mean calendar days unless "Business Days" (as hereinafter defined) are expressly specified;

     (l) if the date as of which any right, option or election is exercisable, or the date upon which any amount is due and payable, is stated to be on a date or day that is not a Business Day, such right, option or election may be exercised, and such amount shall be deemed due and payable, on the next succeeding Business Day with the same effect as if the same was exercised or made on such date or day (without, in the case of any such payment, the payment or accrual of any interest or other late payment or charge, provided such payment is made on such next succeeding Business Day);

     (m) words such as "hereunder", "hereto", "hereof" and "herein" and other words of similar import shall, unless the context requires otherwise, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof;

     (n) a reference to "including" shall mean including without limiting the generality of any description preceding such term, and for purposes hereof and of each Operative Document the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned;

     (o) all accounting terms not specifically defined herein or in any Operative Document shall be construed in accordance with GAAP;

     (p) from and after termination of the Facility Lease with respect to one Unit pursuant to Section 10 or 14 thereof, any reference in the Operative Documents to the Facility shall be deemed to exclude the Unit as to which the Facility Lease was terminated;

     (q) unless the context or the specific provision otherwise requires, whenever in the Operative Documents a provision requires that a Person have a particular rating, such provision shall be deemed to mean that the senior-long term unsecured debt of such Person shall have been rated the specified rating by both Rating Agencies;

     (r) unless the context or the specific provision otherwise requires, whenever in the Operative Documents a provision requires that the rating of a Person be confirmed, such provisions shall be deemed to mean that both Rating Agencies shall have confirmed the rating of the senior-long term unsecured debt of such Person, a copy of which confirmation shall be delivered by the Company to the Owner Participant, the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, to the Lease Indenture Trustee and shall be without indication that such Person has been placed on credit watch, credit review, or any similar status with negative implications or which does not indicate the direction of the potential ratings change; and

     (s) (i) in connection with the provisions in the Operative Documents related to the termination of the Facility Lease with respect to any Unit under circumstances where the Facility Lease is to continue as to the other Unit, any reference to the term Unit shall mean, when used with respect to the Unit as to which the Facility Lease is being terminated, such Unit excluding any assets that also comprise a part of the other Unit (it being understood that unless otherwise specifically stated on the Facility description applicable to the Bill of Sale, Deed and Facility Lease, an asset described on such exhibit relates to both Units, unless such asset is not necessary for the operation of the other Unit as mutually agreed to by the parties), and (ii) any reference to the term Unit in clauses (a), (b) and (c) of the definition of Event of Loss or in
Section 10 of the Facility Lease in connection with such Event of Loss shall be deemed to be references to the Facility if the event giving rise to such Event of Loss constitutes an Event of Loss with respect to both Units (including the assets comprising a part of both Units).

SECTION 2. DEFINED TERMS

"Access" shall have the meaning specified in the Cross Easement Agreement.

"Actual Knowledge" shall mean, with respect to any Transaction Party, actual knowledge of, or receipt of written notice by, an officer (or other employee whose responsibilities include the administration of the Overall Transaction) of such Transaction Party (which in the case of the Company shall include any such officer of DHI); provided, that neither the Lessor Manager nor the Trust Company shall be deemed to have Actual Knowledge of any fact solely by virtue of an officer of the Trust Company having actual knowledge of such fact unless such officer is an officer in the Corporate Trust Administration Department of the Trust Company.

"Additional Certificates" shall mean any additional certificates issued by either Pass Through Trust in connection with the issuance of Additional Lessor Notes relating thereto.

"Additional Equity Investment" shall mean the amount, if any, provided by the Owner Participant (in its sole and absolute discretion) to finance all or a portion of the cost of any Modification financed pursuant to Section 11.1 of the Participation Agreement.

"Additional Facility" shall have the meaning specified in Section 4.3(a)(ii) of the Site Lease.

"Additional Facility Site" shall mean shall mean that portion of Parcel 1A described in Exhibit B to the Site Lease.

"Additional Insured Parties" shall have the meaning specified in Section 11.3 of the Facility Lease.

"Additional Interest" shall have the meaning specified in Section 3.4(b) of the Facility Lease.

"Additional Lessor Notes" shall have the meaning specified in Section 2.12 of the Lease Indenture.

"Additional Owner" shall have the meaning specified in Section 4.3(a) of the Site Lease.

"Additional Rental Amount" shall have the meaning specified in Section 3.4(b) of the Facility Lease.

"Advisor to the Lessee" shall mean Babcock & Brown LP acting as advisor to the Facility Lessee.

"Affiliate" of a particular Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such particular Person. For purposes of this definition, "control" when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, that under no circumstance shall the Trust Company be considered to be an Affiliate of any of the Owner Lessor, the Equity Investor, the Lessor Manager, or the Owner Participant, nor shall any of the Owner Lessor, Equity Investor, the Lessor Manager, or the Owner Participant be considered to be an Affiliate of the Trust Company.

"After-Tax Basis" shall mean, with respect to any payment to be actually or constructively received by any Person, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that Person so that the sum of the base payment plus the additional payment shall, after deduction of the amount of all Federal, state and local income Taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment (taking into account any reduction in such income Taxes resulting from Tax benefits realized or to be realized by the recipient as a result of the payment or the event giving rise to the payment), be equal to the amount required to be received; provided, however, that the foregoing shall not require payment of the amount constructively received by any Person. Such calculations shall be made on the basis of the highest applicable Federal income tax statutory rate applicable to corporations for all relevant periods and the highest applicable statutory income tax rates applicable to corporations in the state and local taxing jurisdiction of the Facility for all relevant periods and shall take into account the deductibility of State and local income taxes for Federal income tax purposes.

"Alternative Rent" shall have the meaning specified in Section 3.4(b) of the Facility Lease.

"Alternative Rent Schedule " shall have the meaning specified in Section 3.4(b) of the Facility Lease.

"Alternative Termination Value Schedule" shall have the meaning specified in
Section 3.4(b) of the Facility Lease.

"Allocated Rent" shall have the meaning specified in Section 3.2(b) of the Facility Lease.

"Amendment" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"Applicable Law" shall mean all applicable laws, including all Environmental Laws, and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitration board or

Governmental Entity and rules, regulations, orders, ordinances, licenses and permits of any Governmental Entity.

"Applicable Rate" shall mean the Prime Rate (as published in the Wall Street Journal from time to time) plus 1 % per annum.

"Appraisal Procedure" shall mean (except with respect to the Closing Appraisal and any appraisal undertaken to determine Fair Market Sales Value or Fair Market Rental Value after a Lease Event of Default shall have occurred and be continuing in connection with the exercise or remedies), an appraisal conducted by an appraiser or appraisers in accordance with the procedures set forth in this definition of "Appraisal Procedures." The Owner Participant and Facility Lessee will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Rental Value or Fair Market Sales Value or remaining useful life or other determination to be made by such appraiser shall be determined by such Independent Appraiser. If the Owner Participant and the Facility Lessee are unable to agree upon a single Independent Appraiser within a 15-day period, one shall be appointed by the Owner Participant, and one shall be appointed by the Facility Lessee (or its designee), which Independent Appraisers shall attempt to agree upon the value, period, amount or other determination that is the subject of the appraisal. If either the Owner Participant or the Facility Lessee does not appoint its appraiser, the determination of the other appraiser shall be conclusive and binding on the Owner Participant and the Facility Lessee. If the appraisers appointed by the Owner Participant and the Facility Lessee are unable to agree upon the value, period, amount or other determination in question, such appraisers shall jointly appoint a third Independent Appraiser or, if such appraisers do not appoint a third Independent Appraiser, the Owner Participant and the Facility Lessee shall jointly appoint the third Independent Appraiser. In such case, the average of the determinations of the three appraisers shall be conclusive and binding on the Owner Participant and the Facility Lessee, unless the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the third determination is disparate from the middle determination, in which case the determination of the most disparate appraiser shall be excluded, and the average of the remaining two determinations shall be conclusive and binding on the Owner Participant and the Facility Lessee. Any Fair Market Sales Value determination of spare parts or a Severable Modification shall take into consideration any Liens or encumbrances to which the spare parts or Severable Modification being appraised is subject and which are being assumed by the transferee and the actual condition of such spare parts or Severable Modifications.
"Appraiser" shall mean Deloitte & Touche LLP Valuation Group.

"APSA Assets" shall mean the assets, including the Project, acquired from the APSA Seller and certain other sellers pursuant to the Asset Purchase and Sale Agreement.

"Asset Purchase and Sale Agreements" shall mean a collective reference to (i) with respect to the Roseton Facility, that certain Asset Purchase and Sale Agreement, dated as of August 7, 2000, by and among Dynegy Power Corp., the APSA Seller and the other sellers referred to therein, and (ii) with respect to the Danskammer Facility, that certain Asset Purchase and Sale Agreement, dated as of August 7, 2000, by and between Dynegy Power Corp. and the APSA Seller.

"APSA Seller" shall mean Central Hudson Gas & Electric Corporation, a New York corporation, one of the sellers under the Asset Purchase and Sale Agreements.

"Assigned Documents" shall have the meaning specified in clause (2) of the Granting Clause of the Lease Indenture.

"Assignment and Assumption Agreement" shall mean an assignment and assumption agreement in form and substance substantially in the form of Exhibit G to the Participation Agreement.

"Assignment and Reassignment of Collective Bargaining Agreement" shall mean the Assignment and Reassignment of Collective Bargaining Agreement, dated as of the Closing Date, by and among DNE, the Owner Lessor, the Facility Lessee and the Other Facility Lessee, pursuant to which DNE assigns to the Owner Lessor all of DNE's rights and obligations under the Collective Bargaining Agreement, and the Owner Lessor simultaneously therewith reassigns to DNE and assigns to the Facility Lessee and the Other Facility Lessee all of the Owner Lessor's rights and obligations under the Collective Bargaining Agreement.

"Assignment and Reassignment of Facility Agreements" shall mean the Assignment and Reassignment of Facility Agreements, dated as of the Closing Date, between the Company and the Owner Lessor, substantially in the form of Exhibit F to the Participation Agreement duly completed, executed and delivered pursuant to which the Company assigns to the Owner Lessor and the Owner Lessor reassigns to the Company, certain rights under the Facility Agreements.

"Assumed Deductions" shall have the meaning specified in Section 1 of the Tax Indemnity Agreement.

"Assumed Tax Rate" shall have the meaning specified in Section 1(f) of the Tax Indemnity Agreement.

"Authorized Agent" shall have the meaning specified in the relevant Pass Through Trust Agreement.

"Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, 11 U.S.C. (S)101 et seq.

"Basic Lease Term" shall have the meaning specified in Section 3.1 of the Facility Lease.

"Basic Site Lease Term" shall have the meaning specified in Section 2.2 of the Site Lease.

"Basic Site Sublease Term" shall have the meaning specified in Section 2.2 of the Site Sublease.

"Bill of Sale" shall mean the Bill of Sale, dated as of the Closing Date, from the Company to the Owner Lessor, substantially in the form of Exhibit A to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which, together with the Deed, the Owner Lessor will acquire the Facility from the Company.

"Burdensome Termination Event" shall mean the occurrence of any event that gives a Facility Lessee the right to terminate the Facility Lease pursuant to Section
13.1 thereof.

"Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in New York, New York, the city and the state in which the Corporate Trust Office of the Lease Indenture Trustee or the Lessor Manager is located or the city and state in which the Corporate Trust Office of any Pass Through Trustee is located.

"Central Hudson" shall mean Central Hudson Gas & Electric Corporation.

"Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement, dated the Effective Date, between the Company, the Other Company, the Lessee Guarantor, and the Initial Purchasers.

"Certificateholders" shall mean each of the holders of Certificates, and each of such holder's successors and permitted assigns.

"Certificates" shall mean one or more, as the context may require, of (i) the 7.27% Pass Through Certificates issued on the Closing Date and any certificates issued in replacement therefor pursuant to Section 3.3, 3.4 or 3.5 of Pass Through Trust Agreement ST and (ii) the 7.67% Pass Through Certificates issued on the Closing Date and any certificates issued in replacement therefor pursuant to Section 3.3, 3.4 or 3.5 of Pass Through Trust Agreement LT.

"Certificates Register" shall mean the "Register" specified in Section 3.4 of the relevant Pass Through Trust Agreement.

"CH Retained Power and Control Lines Easement" shall mean the easement and rights-of-way granted to the Ground Lessor by Central Hudson for the use, operation and maintenance of, and access to, the Retained Power and Control Lines on and from certain parcels of real property adjoining the Facility Site, as more fully described in Section 2.3 of the Easement Agreement (Roseton and Danskammer Stations) dated January 30, 2001 among the Company, the Other Company and Central Hudson.

"Claim" shall mean any liability (including in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature.

"Closing" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"Closing Appraisal" shall mean the appraisal, dated the Closing Date, prepared by the Appraiser and addressed to the Owner Participant with respect to the Owner Lessor's Interest, which Closing Appraisal shall:

     (a) confirm the Purchase Price, which shall be equal to the fair market value of the Facility on the Closing Date;

     (b) determine the economic useful life of the Facility, and confirm that the Facility is reasonably estimated on the Closing Date to have (i) a remaining economic useful life equal to at least 133.33% of the Basic Lease Term, and (ii) a fair market value at the end of the Basic Lease Term equal to at least 20% of its Purchase Price, without regard to inflation or deflation during the Basic Lease Term;

     (c) confirm that it is reasonable to expect that upon expiration or termination of the Facility Lease, it will be commercially feasible for a party other than the Facility Lessee to operate the Facility;

     (d) allocate the percentage of the Purchase Price eligible for each category of Depreciation Deduction;

     (e)  confirm that the Facility is an integrated facility; and

     (f) address any other matters that the Owner Participant shall reasonably request.

"Closing Date" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"Code" shall mean the Internal Revenue Code of 1986.

"Collective Bargaining Agreement" shall mean the Fossil Production Plant Agreement effective as of July 1, 1998 with Local Union 320 of the International Brotherhood of Electrical Workers A.F. of L.- C.I.O.

"Company" shall mean Dynegy Roseton, L.L.C., a Delaware limited liability company.

"Competitor" shall have the meaning specified in Section 7.1(b) of the Participation Agreement.

"Component" shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment or other property of whatever nature that may from time to time be incorporated in the Facility, except to the extent constituting Modifications.

"Corporate Trust Office" shall have the meaning specified in the relevant Pass Through Trust Agreement.

"Cross Easement Agreement" shall mean the Cross Easement Agreement, dated as of the Closing Date, by and between the Company and the Other Company, substantially in the form of Exhibit O to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which such parties have granted certain rights relating to the use, operation and maintenance of the Facility, the Facility Site, the Retained Assets, the Retained Sites, the Other Facility, the Other Facility Site, the Other Retained Assets and the Other Retained Sites, as the case may be.

"Cross Easement Rights" shall mean the easements and rights granted to the Company as set forth in the Cross Easement Agreement.

"Danskammer Facility" shall have the meaning specified in the Cross Easement Agreement.

"Debt Portion of Periodic Lease Rent" shall mean in respect of any Rent Payment Date, the portion of Periodic Lease Rent payable on such Rent Payment Date equal to the scheduled principal and interest due and payable on the Lessor Notes on such Rent Payment Date.

"Debt Portion of Termination Value" in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents shall mean an amount equal to the outstanding principal of, and accrued interest on, the Lessor Notes on such date of determination (other than any amounts past due and any overdue interest thereon).

"Deduction Loss" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"Deed" shall mean the Bargain and Sale Deed, dated the Closing Date, substantially in the form of Exhibit B to the Participation Agreement, by the Company in favor of the Owner Lessor duly completed, executed and delivered on the Closing Date pursuant to which, together with the Bill of Sale, the Owner Lessor will acquire the Facility from the Company.

"Depreciation Deductions" shall have the meaning specified in Section 1(a) of the Tax Indemnity Agreement.

"DHI" shall mean Dynegy Holdings Inc., a Delaware corporation.

"Discount Rate" shall mean 8.20%.

"DNE" shall mean Dynegy Northeast Generation, Inc., a Delaware corporation.

"Dock Facilities" shall mean a collective reference to each of the structures constituting the "dock," "catwalks" and "moorings" located on Parcel 5 of the Retained Sites and Parcels 4 and 6 of the Facility Site to be used for the loading and/or unloading by ship, barge or similar craft of coal and/or fuel oil; for the avoidance of doubt, the Dock Facilities shall not include any equipment located on or near the Dock Facilities used in connection with such loading and/or unloading, such as the coal hopper and conveyor system, any crane and/or other related equipment.

"Dock Facility Site" shall mean that portion of the Retained Sites designated as Parcel 5.

"Dollars" or the sign "$" shall mean United States doll"Dollars" or the sign "$" shall mean United States dollars or other lawful currency of the United States.

"DTC" shall mean The Depository Trust Company, a New York corporation.

"Dynegy" shall mean Dynegy Inc., an Illinois corporation.

"Effective Date" shall mean May 1, 2001, the date the Participation Agreement shall have been executed and delivered by the parties thereto.

"Effective Rate" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"Enforcement Notice" shall have the meaning specified in Section 5.1 of the Lease Indenture.

"Engineering Consultant" shall mean S&W Consultants, Inc.

"Engineering Report" shall mean the report of the Engineering Consultant, dated as of May 8, 2001, addressed to the Owner Participant.

"Environmental Condition" shall mean any action, omission, event, condition or circumstance, including the presence of any Hazardous Substance, that does or reasonably could (a) require assessment, investigation, abatement, correction, removal or remediation, (b) give rise to any obligation or liability of any nature (whether civil or criminal, arising under a theory of negligence or strict liability, or otherwise) under any Environmental Law, (c) create or constitute a public or private nuisance or trespass, or (d) constitute a violation of or non-compliance with any Environmental Law.

"Environmental Consultant" shall mean URS Greiner Woodward Clyde.

"Environmental Laws" shall mean any federal, state or local laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, directives, permits, licenses, approvals, codes and regulations relating to the environment, safety or health of human beings or other living organisms, natural resources or Hazardous Substances, as each may from time to time be amended, supplemented or supplanted.

"Environmental Report" shall mean a report prepared by the Environmental Consultant, dated as of May 8, 2001, which report shall summarize and update certain aspects of the Phase I environmental review (the "Phase I Report") and
                                                          --------------
the Environmental Risk Liabilities Evaluation Report (the "ERLE Report") (which
                                                           -----------
summarizes certain aspects of the Phase II environmental review (the "Phase II
                                                                      --------
Report") conducted by IT Corporation), each conducted by the Environmental
------
Consultant as part of the sale of the APSA Assets to the Company under the applicable Asset Purchase and Sale Agreement; each of the Phase I Report, the Phase II Report and the ERLE Report shall be attached to the Environmental Report.

"Equity Investment" shall mean $80,600,000.

"Equity Investor" shall mean Resources Capital Management Corporation, a New Jersey corporation.

"Equity Investor Parent" shall mean PSEG Resources Inc., a New Jersey corporation.

"Equity Portion of Periodic Lease Rent" shall mean for any Rent Payment Date the difference between (a) Periodic Lease Rent scheduled to be paid under the Facility Lease on such Rent Payment Date and (b) the Debt Portion of Periodic Lease Rent as of such Rent Payment Date.

"Equity Portion of Termination Value" in respect of any determination of Termination Value or amount determined by reference to Termination Value payable pursuant to the Operative Documents shall mean an amount equal to the excess, if any, of (a) the Termination Value on the date of determination, over (b) the Debt Portion of Termination Value on the date of termination.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974.

"Event of Default" shall mean an Event of Default under either Pass Through Trust Agreement.

"Event of Loss" shall mean, with respect to any Unit, or in the case of clause
(d), the Facility, any of the following events:

     (a) loss of such Unit or use thereof due to destruction or damage to such Unit that is beyond economic repair or that renders such Unit permanently unfit for normal use;

     (b) damage to such Unit that results in an insurance settlement with respect to such Unit on the basis of a total loss, or an agreed constructive or a compromised total loss;

     (c) seizure, condemnation, confiscation or taking of, or requisition of title to or use of, such Unit or, if it prevents the Company from operating or maintaining such Unit, of the Facility Site by any Governmental Entity (a "Requisition") following exhaustion of all permitted appeals or an election by the Company not to pursue such appeals (provided that no such contest may be conducted without the consent of the Owner Participant while a Lease Event of Default shall have occurred and be continuing nor shall any such contest extend beyond the earlier of (i) the date which is one year after the loss of such title, or (ii) the date which is 36 months prior to the end of the Basic Lease Term or any Renewal Lease Term then in effect or elected by the Company), but, in any case involving Requisition of use but not of title, only if such Requisition of use continues beyond the Basic Lease Term or any Renewal Lease Term then in effect or elected by the Company; and

     (d) if elected by the Owner Participant within twelve (12) months of the date upon which the Owner Participant shall obtain Actual Knowledge of the event or circumstance which would upon election of the Owner Participant result in the right to terminate the Facility Lease under this clause (d), and only in such case as termination of the Facility Lease and transfer of the Facility to the Company shall remove the basis of the regulation described below, subjection of the Owner Participant's interest in the Facility, or any part thereof, to any rate of return regulation by any Governmental Entity, or subjection of the Owner Participant (or any Affiliate thereof) or the Owner Lessor to any other public utility regulation of any Governmental Entity or law that in the reasonable opinion of the Owner Participant is materially burdensome, in either case by reason of the participation of the Owner Lessor or the Owner Participant in the transaction contemplated by the Operative Documents, and not, in any event, as a result of (i) investments, loans or other business activities of the Owner Participant or its Affiliates in respect of equipment or facilities similar in nature to the Facility or any part thereof or in any other electrical, steam, cogeneration or other energy or utility related equipment or facilities or the general business or other activities of the Owner Participant or Affiliates or the nature of any of the properties or assets from time to time owned, leased, operated, managed or otherwise used or made available for use by the Owner Participant or its Affiliates or (ii) a failure of the Owner

Participant to perform routine, administrative or ministerial actions the performance of which would not subject the Owner Participant or any Affiliate to any material adverse consequence (in the reasonable opinion of the Owner Participant or any Affiliate acting in good faith), provided that the Company, the Owner Lessor and the Owner Participant agree to cooperate and to take reasonable measures to alleviate the source or consequence of any regulation constituting an Event of Loss under this clause (d) (a "Regulatory Event of Loss"), at the cost and expense of the party requesting such cooperation and so long as there shall be no adverse consequences to the Owner Lessor or Owner Participant (or any of its Affiliates) as a result of such cooperation or the taking of reasonable measures.

"EWG" shall mean a Person determined by an order of FERC to be an "exempt wholesale generator" as defined in Section 32(a)(1) of the Holding Company Act.

"Excepted Payments" shall mean and include (a)(i) any indemnity (whether or not constituting Supplemental Lease Rent and whether or not a Lease Event of Default exists) payable to either the Trust Company, the Lessor Manager, the Equity Investor, the Owner Lessor, or the Owner Participant or to their respective Indemnitees and successors and permitted assigns (other than the Lease Indenture Trustee) pursuant to Section 2.3, 9.1, 9.2, 11.1 or 11.2 of the Participation Agreement, Section 7.1 or 7.2 of the LLC Agreement, and any payments under the Tax Indemnity Agreement or (ii) any amount payable by the Company to the Owner Lessor, the Equity Investor or the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights or complying with its obligations under the Operative Documents, (b)(i) insurance proceeds, if any, payable to the Owner Lessor or the Owner Participant under insurance separately maintained by the Owner Lessor or the Owner Participant with respect to the Facility as permitted by Section 11.5 of the Facility Lease or (ii) proceeds of personal injury or property damage or other liability insurance maintained under any Operative Document for the benefit of the Trust Company, the Lessor Manager, the Owner Lessor or the Owner Participant, (c) any amount payable to the Owner Participant as the purchase price of the Owner Participant's right and interest in the Member Interest, (d) any amounts payable to the Owner Participant upon exercise by the Company of the Special Lessee Transfer pursuant to Section 13.1 of the Participation Agreement, (e) all other fees expressly payable to the Owner Participant, the Equity Investor or the Owner Lessor under the Operative Documents, (f) if the Facility Lessee exercises its right to assume the Lessor Notes, any Termination Value (or amount calculated by reference thereto) or purchase price payable by the Facility Lessee in connection therewith, (g) any payments made under the Lessee Guaranty in respect of any of the foregoing and
(h) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause (a) through
(g) above that constitute Excepted Payments.

"Excepted Rights" shall mean the rights of the Owner Lessor and Owner Participant as set forth in Section 5.6 of the Lease Indenture.

"Excess Amount" shall have the meaning specified in Section 15.2 of the Participation Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934.

"Excluded Property" shall mean Excepted Payments and Excepted Rights, collectively.

"Excluded Taxes" shall have the meaning specified in Section 9.2(b) of the Participation Agreement.

"Exempt Facilities" shall have the meaning specified in the Exempt Facilities Agreement.

"Exempt Facilities Agreement" shall mean the Exempt Facilities Agreement substantially in the form of Exhibit P to the Participation Agreement, by and between the Company and the Owner Lessor duly completed, executed and delivered on the Closing Date, pursuant to which the Owner Lessor and the Company each agrees to undertake certain obligations with respect to the Exempt Facilities.

"Expiration Date" shall mean February 8, 2035, the last day of the Basic Lease Term.

"Extended Marketing Period" shall have the meaning specified in Section 10.1(c) of the Facility Lease.

"Facility" shall mean a collective reference to each of the Units and each of the assets being transferred by the Company to the Owner Lessor pursuant to the Bill of Sale and Deed, as more fully described on Exhibit A to the Bill of Sale and on Exhibit B to the Deed.

"Facility Agreements" shall mean the Interconnection Agreement.

"Facility Lease" shall mean the Facility Lease Agreement, dated as of the Closing Date, between the Owner Lessor and the Company, substantially in the form of Exhibit C-1 to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will lease the Facility to the Company.

"Facility Lease Term" shall mean the term of the Facility Lease, including the Basic Lease Term and all Renewal Lease Terms.

"Facility Lessee" shall mean the Company as lessee under the Facility Lease. To the extent there is a transfer pursuant to Section 13.2 of the Participation Agreement in circumstances where the Facility Lessee is to remain liable under the Operative Documents, the term Facility Lessee shall continue to include the transferring entity for purposes of Section 16 of the Facility Lease.

"Facility Lessee's Interest" shall mean the Facility Lessee's right, title and interest in and to the Facility under the Facility Lease and the Ground Interest under the Site Sublease.

"Facility Site" shall mean, collectively, Parcels 1A, except the portion thereof comprising the Additional Facility Site, 4, and 6, which parcels are described in Exhibit A to the Site Lease and Exhibit A to the Site Sublease, and all rights of way, easements, permits and other appurtenances to such parcels.

"Fair Market Rental Value" or "Fair Market Sales Value" shall mean with respect to any property or service as of any date, the cash rent or cash price obtainable in an arm's length lease, sale or supply, respectively, between an informed and willing lessee or purchaser under no compulsion to lease or purchase and an informed and willing lessor or seller or supplier under no compulsion to lease or sell or supply of the property or service in question, and shall, in the case of any Unit or an Owner Lessor's Interest, be determined (except pursuant to Section 17 of the Facility Lease or as otherwise provided below or in the Operative Documents) on the basis that (a) the conditions contained in Sections 7 and 8 of the Facility Lease shall have been complied with in all respects, (b) the lessee or buyer shall have rights in, or an assignment of, the Operative Documents to which the Owner Lessor is a party and the obligations relating thereto, (c) the Unit or the Owner Lessor's Interest, as the case may be, is free and clear of all Liens (other than Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens), (d) taking into account the remaining terms of the Site Lease and the Site Sublease, and (e) in the case of the Fair Market Rental Value, taking into account the terms of the Facility Lease and the other Operative Documents. If the Fair Market Sales Value or Fair Market Rental Value of the Owner Lessor's Interest is to be determined during the continuance of a Lease Event of Default or in connection with the exercise of remedies by the Owner Lessor pursuant to Section 17 of the Facility Lease, such value shall be determined by an appraiser appointed solely by the Owner Lessor on an "as-is", "where-is" and "with all faults" basis and shall take into account all Liens (other than Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens); provided, however, in any such case where the Owner Lessor shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Owner Lessor's Interest, Fair Market Sales Value or Fair Market Retail Value of the Owner Lessor's Interest shall be deemed equal to $0. If in any case other than in the preceding sentence the parties are unable to agree upon a Fair Market Sales Value or Fair Market Rental Value of the Owner Lessor's Interest within 30 days after a request therefor has been made, the Fair Market Sales Value or Fair Market Rental Value of the Owner Lessor's Interest shall be determined by appraisal pursuant to the Appraisal Procedures. Any fair market value determination of a spare part or Severable Modification for purposes of Section 5.2(d) of the Facility Lease shall take into consideration any liens or encumbrances to which the spare part or Severable Modification being appraised is subject and which are being assumed by the transferee, and that such spare part or Severable Modification is being transferred on an "as-is", "where-is" basis.

"Federal Power Act" shall mean the Federal Power Act.

"FERC" shall mean the Federal Energy Regulatory Commission of the United States.

"FERC EWG (Lessee) Order" shall mean the order issued by the FERC on February 6, 2001, in Docket No. EG01-80-000 granting the Company EWG status.

"FERC EWG (Owner Lessor) Application" shall mean the application of Owner Lessor to FERC for Determination of EWG Status, Docket No. EG01-170-000 filed on March 30, 2001

"FERC Orders" shall mean, collectively, the FERC EWG (Lessee) Order, the FERC
Section 203 Order, the FERC Waiver Order and the FERC Section 205 Order.

"FERC Section 203 Order" shall mean the FERC Order issued on March 13, 2001, under Section 203 of the FPA in Docket No. EC01-55-000 granting approval under
Section 203 of the

Federal Power Act for the sale and lease of the Facilities' transmission facilities to the Owner Lessor by Facility Lessee.

"FERC Section 205 Order" shall mean the order issued by the FERC on December 7, 2000, in Docket No. ER01-141-000, granting approval for the issuance of securities or assumption of liabilities under Section 204 of the Federal Power Act and granting to the Company Market-Based Rate Authority.

"FERC Waiver Order" shall mean FERC Order issued on March 19, 2001, in Docket No. EL01-28-000 disclaiming jurisdiction under Section 201(b) of the Federal Power Act over the Owner Lessor, the Lessor Manager and the Owner Participant.

"Final Determination" shall have the meaning specified in Section 9 of the Tax Indemnity Agreement.

"First Wintergreen Renewal Lease Term" shall have the meaning specified in
Section 15.1 of the Facility Lease.

"FMV Renewal Lease Term" shall have the meaning specified in Section 15.3 of the Facility Lease.

"GAAP" shall mean generally accepted accounting principles used in the United States consistently applied.

"Governmental Entity" shall mean and include any national government, any political subdivision of a national government or of any state, county or local jurisdiction therein or any board, commission, department, division, organ, instrumentality, court or agency of any thereof.

"Ground Interest" shall have the meaning set forth in Section 2.1 of the Site Lease.

"Ground Lessee" shall mean the Owner Lessor as lessee of the Ground Interest under the Site Lease.

"Ground Lessor" shall mean the Company as lessor of the Ground Interest under the Site Lease.

"Ground Lessor's Release Rights" shall have the meaning specified in Section 4.2 of the Site Lease.

"Ground Rent Adjustment Date" shall have the meaning specified in Section 3.1(b) of the Site Lease.

"Ground Sublessee" shall mean the Company as sublessee of the Ground Interest under the Site Sublease.

"Ground Sublessor" shall mean the Owner Lessor as sublessor of the Ground Interest under the Site Sublease.

"Guarantor Transferee" shall have the meaning set forth in Section 13.3 of the Participation Agreement.

"Hazardous Substance" shall mean any pollutant, contaminant, hazardous substance, hazardous waste, toxic substance, chemical substance, extremely hazardous substance, petroleum or petroleum-derived substance, waste, or additive, asbestos, PCBs, radioactive material, corrosive, explosive, flammable or infectious material, lead, radon or other compound, element, material or substance in any form whatsoever (including products) defined, regulated, restricted or controlled by or under any Environmental Law.

"High-Voltage Electrical Equipment" shall mean a collective reference to (a) the disconnect switch and all the structures and equipment back to the high side of the generator step-up transformer from the disconnect switch for Unit 1 (C3081),
(b) the disconnect switch and all the structures and equipment back to the high side of the generator step-up transformer from the disconnect switch for Unit 2 (C3082), and (c) all cables, conduit and duct systems that run underground from the Roseton plant relay room to the Roseton 345kV switchyard control house.

"Holding Company Act" shall mean the Public Utility Holding Company Act of 1935.

"Illiquidity Event " shall have the meaning specified in the Registration Rights Agreement.

"Inclusion Loss" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"Indemnitee" shall have the meaning specified in Section 9.1(a) of the Participation Agreement.

"Indenture Default" shall mean any event that with the giving of notice or the passage of time would become a Lease Indenture Event of Default.

"Indenture Estate" shall have the meaning specified in the Granting Clause of the Lease Indenture.

"Indenture Trustee's Liens" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (a) Claims against or any act or omission of the Lease Indenture Trustee, or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Lease Indenture Trustee specified therein, (b) Taxes imposed upon the Lease Indenture Trustee, or any Affiliate thereof that are not indemnified against by the Company pursuant to any Operative Document, or (c) Claims against or affecting the Lease Indenture Trustee, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Lease Indenture Trustee of any portion of the interest of the Lease Indenture Trustee in the Lessor Estate, other than pursuant to the Operative Documents.

"Independent Appraiser" shall mean a disinterested, licensed professional appraiser of industrial property who (a) meets the personal property qualifications criteria established by the Appraisal Foundation; (b) is a Member of the Appraisal Institute or holds the senior accreditation of the American Society of Appraisers; (c) is in the regular employ, or is a principal of, a nationally recognized appraisal firm; and (d) has substantial experience in the business of evaluating facilities similar to the Facility.

"Initial Purchasers" shall mean Banc of America Securities LLC, Lehman Brothers Inc., J.P. Morgan Securities Inc., Salomon Smith Barney Inc. and TD Securities
(USA) Inc.

"Insurance Consultant" shall mean Marsh USA, Nashville, Tennessee Office.

"Interconnection Agreement" shall mean the Interconnection Agreement for Roseton Generating Station, dated as of February 4, 2001, between the Company and Central Hudson pursuant to which Central Hudson will provide certain interconnection services to the Company and the parties will govern their access to each other's property, assets and facilities.

"Interest Deductions" shall have the meaning specified in Section 1(c) of the Tax Indemnity Agreement.

"IRS" shall mean the Internal Revenue Service of the United States Department of Treasury.

"Lease Bankruptcy or Payment Default" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Event of Default under Section 16(a), (b), (i) or (j) of the Facility Lease.

"Lease Debt" shall mean the debt evidenced by the Certificates, and other debt issued pursuant to Section 11 of the Participation Agreement.

"Lease Debt Rate" shall mean a rate per annum equal to 7.64%.

"Lease Event of Default" shall have the meaning specified in Section 16 of the Facility Lease.

"Lease Indenture" shall mean the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of the Closing Date, between the Owner Lessor and the Lease Indenture Trustee, substantially in the form of Exhibit E to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Owner Lessor will issue the Lessor Notes.

"Lease Indenture Bankruptcy Default" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Indenture Event of Default under Section 4.2(e) or (f) of the Lease Indenture.

"Lease Indenture Event of Default" shall have the meaning specified in Section
4.2 of the Lease Indenture.

"Lease Indenture Payment Default" shall mean any event or occurrence, which, with the passage of time or the giving of notice or both, would become a Lease Indenture Event of Default under Section 4.2(b) of the Lease Indenture.

"Lease Indenture Trustee" shall mean The Chase Manhattan Bank, not in its individual capacity, but solely as Lease Indenture Trustee under the Lease Indenture, and each other Person who may from time to time be acting as Lease Indenture Trustee in accordance with the provisions of the Lease Indenture.

"Lease Indenture Trustee Office" shall mean the office to be used for notices to the Lease Indenture Trustee from time to time pursuant to Section 9.8 of the Lease Indenture.

"Lease Indenture Trustee's Account" shall mean the account (No. 507-947533) (Corporate Trust Incoming Wire Account - Trust Account No. 160265.5) with The Chase Manhattan Bank, ABA# 021000021 for the account of the Owner Lessor,
Attention: Annette M. Marsula, Institutional Trust Service, or such other account as the Lease Indenture Trustee may from time to time specify in a notice pursuant to Section 9.8 of the Lease Indenture.

"Lessee Action" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"Lessee Guarantor" shall mean DHI or any Person that shall guaranty the obligations of the Company or any Guarantor Transferee under the Operative Documents in accordance with Section 13 of the Participation Agreement or any entity issuing a guaranty pursuant to Section 13.2 of the Participation Agreement. To the extent there is a transfer pursuant to Section 13.2 or 13.4 of the Participation Agreement in circumstances where the Lessee Guarantor is to remain liable under the Operative Documents, the term Lessee Guarantor shall continue to include the transferring entity, for purposes of Section 16 of the Facility Lease.

"Lessee Guaranty" shall mean the Guaranty, dated as of the Effective Date, executed by DHI in favor of the Transaction Parties, or any other guaranty agreement entered into pursuant to Section 13 of the Participation Agreement.

"Lessee Person" shall have the meaning specified in Section 4(d) of the Tax Indemnity Agreement.

"Lessee Section 467 Interest" shall have the meaning set forth in Section 3.2(c) of the Facility Lease.

"Lessee Section 467 Loan Balance" shall have the meaning ascribed to that term in the definition of "Section 467 Loan Balance."

"Lessee Transferee" shall have the meaning specified in Section 13.2(a) of the Participation Agreement.

"Lessor Estate" shall mean all the estate, right, title and interest of the Owner Lessor in, to and under the Facility, the Ground Interest, the Operative Documents, and the Facility Agreements, including all funds advanced to the Owner Lessor by the Owner Participant, all installments and other payments of Periodic Lease Rent, Renewal Lease Rent, Supplemental Lease Rent, Termination Value under the Facility Lease, condemnation awards, purchase price, sale proceeds, insurance proceeds and all other proceeds, rights and interests of any kind for or with respect to the estate, right, title and interest of the Owner Lessor in, to and under the Facility, the Ground Interest, the Operative Documents, and the Facility Agreements, and any of the foregoing, but shall not include Excluded Property.

"Lessor Manager" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as independent manager under the LLC Agreement and each other Person that may from time to time be acting as independent manager in accordance with the provisions of the LLC Agreement.

"Lessor Note ST" shall mean the lessor note issued by the Owner Lessor in favor of the Pass Through Trust ST on the Closing Date, as more fully described in
Section 2.2 of the Lease Indenture.

"Lessor Note LT" shall mean the lessor note issued by the Owner Lessor in favor of the Pass Through Trust LT on the Closing Date, as more fully described in
Section 2.2 of the Lease Indenture.

"Lessor Notes" shall mean a collective reference to the Lessor Note ST and the Lessor Note LT, as more fully described in Section 2.2 of the Lease Indenture.

"Lessor Possession Date" shall mean with respect to any Unit, the earlier to occur of (a) the expiration of the Facility Lease Term and (b) the date on which the Company shall lose possession of such Unit pursuant to Sections 10, 13, 14 or 17 of the Facility Lease (unless in the case of Sections 10 or 13, the Company shall have purchased such Unit).

"Lessor Section 467 Interest" shall have the meaning set forth in Section 3.2(c) of the Facility Lease.

"Lessor Section 467 Loan Balance" shall have the meaning ascribed to that term in the definition of "Section 467 Loan Balance."

"Lien" shall mean any mortgage, security deed, security title, pledge, lien, charge, encumbrance, lease, security interest or title retention arrangement.

"List of Competitors" shall mean the initial list attached to the Participation Agreement as Schedule 4, as amended from time to time pursuant to Section 7.1(b) of the Participation Agreement.

"LLC Agreement" shall mean the Amended and Restated Limited Liability Company Agreement, dated as of the Effective Date, between the Trust Company and the Owner Participant pursuant to which the Owner Lessor shall be governed.

"Loan" shall mean a loan evidenced by any Lessor Note.

"MACRS" shall mean the modified accelerated cost recovery system provided under
Section 168 of the Code.

"Majority in Interest of Noteholders" as of any date of determination, shall mean Noteholders holding in aggregate more than 50% of the total outstanding principal amount of the Notes; provided, however, that any Note held by the Company and/or any Affiliate of the Company shall not be considered outstanding for purposes of this definition unless the Company and/or such Affiliate shall hold title to all the Notes outstanding.

"Make Whole Premium" shall mean, with respect to any Notes subject to redemption pursuant to the Lease Indenture, an amount equal to the Discounted Present Value of such Notes less the unpaid principal amount of such Notes; provided that the Make Whole Premium shall not be less than zero. For purposes of this definition, the "Discounted Present Value" of any Notes subject to redemption pursuant to the Lease Indenture shall be equal to the discounted present value of all principal and interest payments scheduled to become due after the date of such redemption in respect of such Notes, calculated using a discount rate equal to the sum of (a) the yield to maturity on the U.S. Treasury security having an average life equal to the remaining average life of such Notes and trading in the secondary market at the price closest to par and (b) 50 basis points; provided, however, that if there is no U.S. Treasury security having an average life equal to the remaining average life of such Notes, such discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest calendar month, if necessary) from the yields to maturity for two U.S. Treasury securities having average lives most closely corresponding to the remaining life of such Notes and trading in the secondary market at the price closest to par.

"Material Adverse Effect" shall mean a materially adverse effect on (a) the business, assets, results of operations or financial condition of the Company, Lessee Guarantor and their subsidiaries, taken as a whole, (b) the ability of the Company or Lessee Guarantor to perform their respective obligations under the Operative Documents, or (c) the validity or enforceability of the Operative Documents, the Liens granted thereunder, or the material rights and remedies thereto.

"Material Adverse Tax Law Change" shall mean, in the written opinion of the Equity Investor's tax counsel, a proposed or actual amendment, modification, addition or change in or to the provisions of, or the interpretation of U.S. Federal income tax law as in effect on the date hereof, the effect of which would or could reasonably be expected to render inaccurate any of the Tax Assumptions or which could reasonably be expected to adversely affect the Owner Participant's Net Economic Return or which otherwise could reasonably be expected to materially adversely affect the Owner Participant, which amendment, modification, addition or change shall have been enacted, promulgated, issued or proposed prior to the Closing Date.

"Maximum Probable Loss" shall mean the largest loss that can occur under the worst conditions that are likely to occur.

"Member Interest" shall mean the membership interest of the Owner Participant in the Owner Lessor.

"Memorandum of Lease" shall mean the Memorandum of Lease, dated as of the Closing Date, between the Owner Lessor and the Company, substantially in the form of Exhibit C-2 to the Participation Agreement duly completed, executed and delivered on the Closing Date.

"Minimum Credit Standard" shall mean (i) in respect of DHI only, the then current credit rating of DHI, and (ii) in respect of any entity other than DHI, a credit rating from S&P and Moody's of at least BBB and Baa2, respectively.

"Modification" shall mean an addition, betterment, improvement or enlargement of the Facility, including any Required Modifications and Optional Modifications, but not Components.

"Moody's" shall mean Moody's Investors Service, Inc.

"Nonseverable Modifications" shall mean any Modification that is not readily removable without causing material damage to the Facility.

"Note Register" shall have the meaning specified in Section 2.8 of the Lease Indenture.

"Noteholder" shall mean any holder from time to time of an outstanding Note.

"Notes" shall mean any Lessor Notes or Additional Lessor Notes issued pursuant to the Lease Indenture.

"NYPSC Section 69 Order" shall mean the order issued by the New York State Public Service Commission on April 27, 2001, in Case 01-E-0587, granting approval to consummate the Transaction under Section 69 of the New York Public Service Law.

"Obsolescence Termination Date" shall have the meaning specified in Section 14.1 of the Facility Lease.

"Offering Circular" shall mean the Offering Circular, dated as of May 1, 2001, with respect to the Certificates.

"Officer's Certificate" shall mean with respect to any Person, a certificate signed (a) in the case of a corporation or limited liability company, by the Chairman of the Board, the President, or a Vice President of such Person or any Person authorized by or pursuant to the organizational documents, the bylaws or any resolution of the board of directors, board of managers, or executive committee of such Person (whether general or specific) to execute, deliver and take actions on behalf of such Person in respect of any of the Operative Documents, (b) in the case of a partnership, by the Chairman of the Board of Directors, the President or any Vice President of a corporate general partner, and (c) in the case of the Lease Indenture Trustee or the Pass Through Trustees, a certificate signed by a Responsible Officer of the Lease Indenture Trustee or the Pass Through Trustees.

"OP Guarantor" shall mean the Equity Investor or any Person that shall guaranty the obligations of an OP Transferee under the Operative Documents in accordance with Section 7.1(a) of the Participation Agreement.

"OP Guaranty" shall mean the OP Guaranty, dated as of the Effective Date, executed by the Equity Investor in favor of the Transaction Parties, or any other guaranty agreement entered into pursuant to Section 7.1 of the Participation Agreement.

"OP LLC Agreement" shall mean the Amended and Restated Limited Liability Company Agreement, dated as of the Effective Date, by PSEGR Newburgh Holdings LLC pursuant to which the Owner Participant shall be governed.

"OP Member" shall mean the sole member of the Owner Participant.

"OP Member Interest" shall mean the membership interest of the OP Member in the Owner Participant.

"OP Transferee" shall have the meaning specified in Section 7.1(a) of the Participation Agreement.

"Operative Documents" shall mean the Participation Agreement, the Bill of Sale, the Deed, the Facility Lease, the Memorandum of Lease, the Site Lease, the Site Sublease, the Assignment and Reassignment of Facility Agreements, the Lease Indenture, the Notes, the Pass Through Trust Agreements, the Certificates, the Assignment and Reassignment of the Collective Bargaining Agreement, the LLC Agreement, the Cross Easement Agreement, the Exempt Facilities Agreement, the Shared Facilities Agreement, the Tax Indemnity Agreement, the OP Guaranty and the Lessee Guaranty.

"Operator" shall mean DNE.

"Optional Modification" shall have the meaning specified in Section 8.2 of the Facility Lease.

"Original LLC Agreement" shall mean the Limited Liability Company Agreement, dated as of March 28, 2001, pursuant to which the Owner Lessor was created.

"Other Bill of Sale" shall mean the "Bill of Sale" as defined in the Other Participation Agreement.

"Other Company" shall mean Dynegy Danskammer, L.L.C.

"Other Deed" shall mean the "Deed" as defined in the Other Participation Agreement.

"Other Facility" shall mean the "Facility" as defined in the Other Participation Agreement.

"Other Facility Lease" shall mean the "Facility Lease" as defined in the Other Participation Agreement.

"Other Facility Lessee" shall mean the "Facility Lessee" as defined in the Other Participation Agreement.

"Other Facility Site" shall mean the "Facility Site" as defined in the Other Participation Agreement.

"Other Ground Interest" shall mean the "Ground Interest" as defined in Other Site Lease.

"Other Lease Indenture" shall mean the "Lease Indenture" as defined in the Other Participation Agreement.

"Other Lease Indenture Trustee" shall mean the "Lease Indenture Trustee" as defined in the Other Participation Agreement.

"Other Lessor Manager" shall mean the "Lessor Manager" as defined in the Other Participation Agreement.

"Other Operative Documents" shall mean the "Operative Documents" as defined in the Other Participation Agreement.

"Other Owner Lessor" shall mean Danskammer OL LLC.

"Other Owner Participant" shall mean Danskammer OP LLC.

"Other Participation Agreement" shall mean the Participation Agreement entered into by, the Other Company, the Other Lessor Manager, the Other Owner Lessor, the Other Owner Participant, the Other Lease Indenture Trustee and the Pass Through Trustees, dated as of the Effective Date, pursuant to which the Other Company has agreed to (a) sell to the Other Owner Lessor and (b) lease from the Other Owner Lessor the Other Facility pursuant to the Other Facility Lease.

"Other Project" shall mean the "Project" as defined in the Other Participation Agreement.

"Other Retained Assets" shall mean the "Retained Assets" as defined in the Other Participation Agreement.

"Other Retained Sites" shall mean the "Retained Sites" as defined in the Other Participation Agreement.

"Other Site Lease " shall mean the "Site Lease" as defined in the Other Participation Agreement.

"Other Site Sublease " shall mean the "Site Sublease" as defined in the Other Participation Agreement.

"Other Transaction" shall mean the "Transaction" as defined in the Other Participation Agreement.

"Overall Transaction" shall mean a collective reference to the Transaction and the Other Transaction.

"Overdue Rate" shall mean the Lease Debt Rate plus 2%.

"Owner Lessor" shall mean Roseton OL LLC, a Delaware limited liability company.

"Owner Lessor's Account" shall mean the account No. 55068-0 maintained by the Owner Lessor with Wilmington Trust Company, ABA#031100092, Attention: Corporate Trust Administration or such other account of the Owner Lessor, as the Owner Lessor may from time to time specify in a notice to the Lease Indenture Trustee pursuant to Section 9.8 of the Lease Indenture.

"Owner Lessor's Interest" shall mean the Owner Lessor's right, title and interest in and to the Facility under the Bill of Sale and the Deed and the Ground Interest under the Site Lease.

"Owner Lessor's Lien" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (a) Claims against or any act or omission of the Owner Lessor, the Trust Company or the Lessor Manager, or Affiliate thereof that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Owner Lessor, the Trust Company or the Lessor Manager specified therein, (b) Taxes imposed upon the Owner Lessor, the Trust Company or the Lessor Manager, or any Affiliate thereof that are not indemnified against by the Company or the Owner Participant pursuant to any Operative Document, or (c) Claims against or affecting the Owner Lessor, the Trust Company or the Lessor Manager, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Owner Lessor, the Trust Company or the Lessor Manager of any portion of the interest of the Owner Lessor, the Trust Company or the Lessor Manager in the Owner Lessor's Interest, other than pursuant to the Operative Documents.

"Owner Participant" shall mean Roseton OP LLC, a Delaware limited liability company.

"Owner Participant's Account" shall mean the account No. 55068-1 maintained by the Owner Participant with Wilmington Trust Company, ABA#031100092, Attention:
Corporate Trust Administration or such other account of the Owner Participant, as the Owner Participant may from time to time specify in a notice to the Lease Indenture Trustee pursuant to Section 9.8 of the Lease Indenture.

"Owner Participant's Commitment" shall mean the Owner Participant's investment in the Owner Lessor contemplated by Section 2.1(a) of the Participation Agreement.

"Owner Participant's Lien" shall mean any Lien on the Lessor Estate or any part thereof arising as a result of (a) Claims against or any act or omission of the Owner Participant that is not related to, or that is in violation of, any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Owner Participant set forth therein, (b) Taxes against the Owner Participant that are not indemnified against by the Company pursuant to the Operative Documents or (c) Claims against or affecting the Owner Participant arising out of the voluntary or involuntary transfer by the Owner Participant (except as contemplated or permitted by the Operative Documents) of any portion of the interest of the Owner Participant in the Member Interest.

"Owner Participant's Net Economic Return" shall mean the Owner Participant's anticipated (a) net after-tax yield, calculated according to the multiple investment sinking fund method of analysis, and (b) aggregate GAAP income and after-tax cash flow.

"Participation Agreement" shall mean the Participation Agreement, dated as of the Effective Date, among the Company, the Owner Lessor, Wilmington Trust Company, in its individual capacity and as Lessor Manager, the Owner Participant, and The Chase Manhattan Bank, as Lease Indenture Trustee and as Pass Through Trustees.

"Pass Through Trust Agreements" shall mean a collective reference to the Pass Through Trust Agreement ST and the Pass Through Trust Agreement LT.

"Pass Through Trust Agreement LT" shall mean the Pass Through Trust Agreement, dated as of the Effective Date, between the Company, the Other Company and the Pass Through Trustee LT.

"Pass Through Trust Agreement ST" shall mean the Pass Through Trust Agreement, dated as of the Effective Date, between the Company, the Other Company and the Pass Through Trustee ST.

"Pass Through Trustee LT" shall mean The Chase Manhattan Bank, not in its individual capacity, but solely as Pass Through Trustee LT under the Pass Through Trust Agreement LT, and each other Person that may from time to time be acting as a Pass Through Trustee in accordance with the provisions of the Pass Through Trust Agreement LT.

"Pass Through Trustee ST" shall mean The Chase Manhattan Bank, not in its individual capacity, but solely as Pass Through Trustee ST under the Pass Through Trust Agreement ST, and each other Person that may from time to time be acting as a Pass Through Trustee in accordance with the provisions of the Pass Through Trust Agreement ST.

"Pass Through Trust LT" shall mean the Roseton-Danskammer 2001-Series B Pass Through Trust created pursuant to the Pass Through Trust Agreement LT.

"Pass Through Trust ST" shall mean the Roseton-Danskammer 2001-Series A Pass Through Trust created pursuant to the Pass Through Trust Agreement ST.

"Pass Through Trustees" shall mean a collective reference to the Pass Through Trustee ST and the Pass Through Trustee LT.

"Pass Through Trusts" shall mean a collective reference to the Pass Through Trust ST and the Pass Through Trust LT.

"Periodic Lease Rent" shall have the meaning specified in Section 3.2(a) of the Facility Lease.

"Permitted Encumbrances" shall mean all matters shown as exceptions on Schedule B to each of the Title Policies as in effect on the Closing Date.

"Permitted Instruments" shall mean (a) Permitted Securities, (b) overnight loans to or other customary overnight investments in commercial banks of the type referred to in clause (d) below, (c) open market commercial paper of any corporation (other than the Company, DHI or any Affiliate) incorporated under the laws of the United States or any State thereof which is rated not less than "prime-1" or its equivalent by Moody's and "A-1" or its equivalent by S&P maturing within one year after such investment, (d) certificates of deposit and issued by commercial banks organized under the laws of the United States or any State thereof or a domestic branch of a foreign bank (i) having a combined capital and surplus in excess of $500,000,000 and (ii) which are rated "AA" or better by S&P and "Aa2" or better by Moody's; provided that no more than $20,000,000 may be invested in such deposits at any one such bank and (e) a money market fund registered under the Investment Company Act of 1940, the portfolio of which is limited to Permitted Securities.

"Permitted Liens" shall mean (a) the interests of the Company, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee, and the Pass Through Trustees under any of the Operative Documents, (b) all Owner Lessor's Liens, Owner Participant's Liens and Indenture Trustee's Liens,
(c) the reversionary interests of the Company in the Facility Site, (d) Liens permitted pursuant to Section 4.2 or 4.3 of the Site Lease, (e) Liens for (i) taxes not yet due and payable or (ii) taxes being contested in good faith, if adequate reserves for such taxes have been established and are being maintained in accordance with GAAP, (f) suppliers', vendors', workmen's, repairmen's, employee's, mechanics', materialmen's or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith and the Lessee shall maintain reserves for the discharge of such Lien in accordance with GAAP and so long as such proceedings do not involve a material risk of the sale, forfeiture or loss of the Facility or the Ground Interest (or any material part of either thereof) or are bonded for the amount required under Applicable Law to release any such Lien, (g) pre-judgment Liens for claims against the Lessee which are contested in good faith and liens arising out of judgments or awards against the Lessee with respect to which an appeal or proceeding for review is being prosecuted in good faith and to which a stay of execution has been obtained pending such appeal or review and so long as such proceedings do not involve a material risk of the sale, forfeiture or loss of the Facility or the Ground Interest (or any material part of either thereof) or are bonded for the amount required under Applicable Law to release any such Lien, and (h) Permitted Encumbrances.

"Permitted Securities" shall mean securities (and security entitlements with respect thereto) that are (a) direct obligations of the United States of America or obligations guaranteed as to principal and interest by the full faith and credit of the United States of America, and (b) securities issued by agencies of the U.S. Federal government whether or not backed by the full faith and credit of the United States rated "AAA" and "Aaa", or better by S&P and Moody's, respectively, which, in either case under clauses (a) or (b) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government obligation or a specific payment of interest on or principal of any such U.S. Government obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government obligation or the specific payment of interest on or principal of the U.S. Government obligation evidenced by such depository receipt.

"Person" shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Plan" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to ERISA, any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any "governmental plan" (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in
Section 406 of ERISA or Section 4975 of the Code.

"Predetermined Ground Rent Expiration Date" shall have the meaning specified in
Section 3.1(a) of the Site Lease.

"Pricing Assumptions" shall mean the "Pricing Assumptions" attached as Schedule 2 to the Participation Agreement.

"Principal Property" shall mean any natural gas, natural gas liquids or crude oil pipeline, distribution system, gathering system, storage facility or processing plant, except any such property that in the opinion of the Board of Directors of DHI is not of material importance to the business conducted by DHI and its consolidated subsidiaries taken as a whole.

"Principal Subsidiary" shall mean any subsidiary of DHI that owns a Principal Property.

"Proceeds" shall mean the proceeds from the sale of the Certificates by the Pass Through Trusts to the Certificateholders on the Closing Date.

"Project" shall mean the two unit, electric generating project located in Newburgh, New York, consisting of the Facility, the Retained Assets, and all other equipment or facilities required for the generation of electricity at the Facility and the Facility Site.

"Proportional Rent" shall have the meaning set forth in Section 3.2(c) of the Facility Lease.

"Prudent Industry Practice" shall mean, at a particular time, either (a) any of the practices, methods and acts engaged in or approved by a significant portion of the competitive electric generating industry operating in the eastern United States at such time, or (b) with respect to any matter to which the practices referred to in clause (a) do not apply, any of the practices, methods and acts that, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good competitive electric generation business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties, the requirements of insurance policies and the requirements of governmental bodies of competent jurisdiction.

"Purchase Price" shall mean the purchase price of the Facility in the amount of $620,000,000.

"Qualifying Cash Bid" shall have the meaning specified in Section 13.2 of the Facility Lease.

"Railroad Tracks" shall have the meaning specified in Section 2.1 of the Site Lease.

"Rating Agencies" shall mean S&P and Moody's or, if at the time the rating of either such Rating Agency is required such Rating Agency no longer provides the relevant rating (other than as a result of the rated Person choosing not to have such rating), such other rating agency of national recognition selected by the Facility Lessee.

"Reasonable Basis" for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85-352 issued by the Standing

Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such opinion).

"Rebuilding Closing Date" shall have the meaning specified in Section 10.3(d) of the Facility Lease.

"Redemption Date" shall mean, when used with respect to any Note to be redeemed, the date fixed for such redemption by or pursuant to the Lease Indenture or the respective Note, which date shall be a Termination Date.

"Registration Rights Agreement " shall mean the Registration Rights Agreement, dated as of the Effective Date, among DHI, the Company, the Other Company and the Initial Purchasers.

"Regulatory Event of Loss" shall have the meaning specified in clause (d) of the definition of "Event of Loss."

"Related Party" shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of that Person or any such Affiliate or their respective successors and assigns; provided that the Lessor Manager and the Owner Lessor shall not be treated as Related Parties to each other and neither the Owner Lessor nor the Lessor Manager shall be treated as a Related Party to any Owner Participant except that the Owner Lessor will be treated as a Related Party to a Lessor Manager to the extent that the Lessor Manager acts at the written direction or with the written consent of such Owner Lessor and an Owner Lessor or Lessor Manager shall be treated as a Related Party to the Owner Participant to the extent that the Owner Lessor or Lessor Manager acts at the written direction or with the written consent of the Owner Participant.

"Released Property" shall have the meaning specified in Section 4.2 of the Site Lease.

"Released Unit Ground Interest Portion" shall have the meaning specified in
Section 2.8(b) of the Site Lease.

"Removable Modification" shall have the meaning specified in Section 8.3 of the Facility Lease.

"Renewal Lease Rent" shall mean the lease rent payable during any Wintergreen Renewal Lease Term or FMV Renewal Lease Term, in each case as determined in accordance with Section 15.4 of the Facility Lease.

"Renewal Lease Term" shall mean any Wintergreen Renewal Lease Term or any FMV Renewal Lease Term.

"Renewal Site Lease Term" shall have the meaning specified in Section 2.3(d) of the Site Lease.

"Renewal Site Sublease Term" shall have the meaning specified in Section 2.3 of the Site Sublease.

"Rent" shall mean Periodic Lease Rent, Renewal Lease Rent and Supplemental Lease Rent.

"Rent Payment Date" shall mean each May 8 and November 8, commencing November 8, 2001, to and including February 8, 2035.

"Rent Payment Period" shall mean each period identified under the column heading "Rent Payment Period" on Schedule 2-A of the Facility Lease.

"Replacement Component" shall have the meaning specified in Section 7.2 of the Facility Lease.

"Required Modification" shall have the meaning specified in Section 8.1 of the Facility Lease.

"Requisition" shall have the meaning specified in clause (c) of the definition of "Event of Loss."

"Responsible Officer" shall mean, with respect to any Person, (a) its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer or any other management employee (i) that has the power to take the action in question and has been authorized, directly or indirectly, by the Board of Directors (or equivalent body) of such Person, (ii) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer, and (iii) whose responsibilities include the administration of the transactions and agreements contemplated by the Operative Documents, and (b) with respect to the Lessor Manager, the Lease Indenture Trustee and the Pass Through Trustees, an officer in their respective corporate trust administration departments.

"Retained Assets" shall mean a collective reference to each of the assets being retained by the Company, as more fully described on Exhibit C to the Deed.

"Retained Oil Pipeline" shall mean the oil pipeline between the fuel oil pump house located on the Facility Site and the Dock Facilities.

"Retained Power and Control Lines" shall mean (i) the two overhead 345 kV power lines extending from the Facility to Central Hudson's switchyard, (ii) the four 345 kV electric transmission structures used to support such power lines, and
(iii) all cables, conduit and duct systems containing control signal and power service cables from Central Hudson's switchyard to the Facility; for the avoidance of doubt, the Retained Power and Control Lines shall not include the High-Voltage Electrical Equipment.

"Retained Power and Control Lines Site" shall mean the parcels of real property described on Exhibit C to the Site Lease.

"Retained Sites" shall mean, collectively, (i) Parcel 1C, (ii) Parcel 2, (iii) Parcel 2A, (iv) Parcel 5, (v) the Additional Facility Site, which parcels are described as the Retained Sites in Exhibits B and D to the Site Lease and Exhibits B and D to the Site Sublease, and (vi) from and after the date that any parcel or parcels shall have been released from the Facility Site pursuant to

Section 4.2 of the Site Lease and Section 4.2 of the Site Sublease, such released parcels, and, in each case, all rights of way, easements, permits and other appurtenances to such land.

"Returned Unit" shall have the meaning specified in Section 4.3(a)(i) of the Site Lease.

"Revenue Bonds" shall have the meaning specified in the Exempt Facilities Agreement.

"Revenues" shall have the meaning specified in the Granting Clause of the Lease Indenture.

"Roseton Facility" shall have the meaning specified in the Cross Easement Agreement.

"S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

"Scheduled Closing Date" shall mean May 8, 2001, or any date set for the Closing in a notice of postponement pursuant to Section 2.3(a) of the Participation Agreement.

"Scheduled Lease Expiration Date" shall mean February 8, 2035.

"Scheduled Payment Date" shall mean a Rent Payment Date.

"SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"Second Wintergreen Renewal Lease Term" shall have the meaning specified in
Section 15.2 of the Facility Lease.

"Section 467 Interest" shall mean and include the Lessor Section 467 Interest and the Lessee Section 467 Interest.

"Section 467 Loan" shall mean any loan arising under and pursuant to Section 467 of the Code in connection with the Facility Lease.

"Section 467 Loan Balance" shall mean an amount equal to the product of the Purchase Price multiplied by the percentage set forth under the caption "Section 467 Loan Balance Percentage" on Schedule 1-A of the Facility Lease. If the percentage set forth under such caption is positive, the Section 467 Loan Balance shall constitute a loan made by the Facility Lessee to the Owner Lessor ("Lessor Section 467 Loan Balance") and, if such percentage is in parentheses,
  -------------------------------
shall constitute a loan made by the Owner Lessor to the Facility Lessee ("Lessee
                                                                          ------
Section 467 Loan Balance").
------------------------
"Secured Indebtedness" shall have the meaning specified in Section 1(b) of the Lease Indenture.

"Securities Act" shall mean the Securities Act of 1933.

"Security" shall have the same meaning as in Section 2(1) of the Securities Act.

"Severable Modification" shall mean any Modification that can be removed without causing material damage to the Facility that cannot be readily repaired.

"Shared Facilities" shall have the meaning specified in the Shared Facilities Agreement.

"Shared Facilities Agreement" shall mean the Shared Facilities Agreement, dated as of the Closing Date, between the Company and the Owner Lessor.

"Significant Indenture Default" shall mean a failure by the Owner Lessor to make any payment of principal or interest on the Lessor Notes after the same shall have become due and payable.

"Significant Lease Default" shall mean any of: (a) if the Company shall fail to make any payment of Periodic Lease Rent, Renewal Lease Rent, or Termination Value after the same shall have become due and payable, (b) if the Company shall fail to make any payment under the Operative Documents (other than Excepted Payments, unless the Owner Participant shall have declared a default with respect thereto) in excess of $250,000, except to the extent such amounts are in dispute in good faith and have not been established to be due and payable, and
(c) any event or circumstance that is, or with the passage of time or the giving of notice would become, a "Lease Event of Default" under clauses (g), (i) or (j) of Section 16 of the Facility Lease.

"Site Lease" shall mean the Site Lease Agreement, dated as of the Closing Date, between the Company and the Owner Lessor, substantially in the form of Exhibit D-1 to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Company will lease the Ground Interest to the Owner Lessor.

"Site Lease Term" shall have the meaning specified in Section 2.3(d) of the Site Lease.

"Site Sublease" shall mean the Site Sublease Agreement, dated as of the Closing Date, between the Company and the Owner Lessor, substantially in the form of Exhibit D-2 to the Participation Agreement duly completed, executed and delivered on the Closing Date pursuant to which the Company will sublease the Ground Interest from the Owner Lessor.

"Site Sublease Term" shall have the meaning specified in Section 2.3 of the Site Sublease.

"Special Lessee Transfer" shall have the meaning specified in Section 13.1(a) of the Participation Agreement.

"Special Lessee Transfer Amount" shall mean for any date, the amount determined as follows:

     (a) the Equity Portion of Termination Value under the Facility Lease on the applicable Termination Date; plus

     (b) in the case of a termination pursuant to Section 13.1 of the Facility Lease, the amount, if any, by which the Qualifying Cash Bid exceeds Termination Value on the applicable Termination Date; plus

     (c) any unpaid amount in respect of the Equity Portion of Periodic Lease Rent or Renewal Lease Rent due before the date of such determination.

"Special Lessee Transfer Event" shall have the meaning specified in Section 13.1(a) of the Participation Agreement.

"Subdivision" shall have the meaning specified in Section 4.6 of the Site Lease.

"Supplemental Financing" shall have the meaning specified in Section 11.1 of the Participation Agreement.

"Supplemental Lease Rent" shall mean any and all amounts, liabilities and obligations (other than Periodic Lease Rent and Renewal Lease Rent) that the Company assumes or agrees to pay under the Operative Documents (whether or not identified as "Supplemental Lease Rent") to the Owner Lessor or any other Person, including Termination Value.

"Survey" shall mean the survey prepared by Hayward and Pahan Associates, Job No. 11866-01, dated as of April 4, 2001, and certified as of May 4, 2001.

"Tax" or "Taxes" shall mean all fees, taxes (including income, receipts, capital, excise and sales taxes, use taxes, stamp taxes, value-added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority.

"Tax Advance" shall have the meaning specified in Section 9.2(g)(iii)(5) of the Participation Agreement.

"Tax Assumptions" shall mean the items described in Section 1 of the Tax Indemnity Agreement.

"Tax Benefit" shall have the meaning specified in Section 9.2(e) of the Participation Agreement.

"Tax Claim" shall have the meaning specified in Section 9.2(g)(i) of the Participation Agreement.

"Tax Event" shall mean any event or transaction treated, for Federal income tax purposes, as a taxable sale or exchange of the Lessor Notes.

"Tax Indemnitee" shall have the meaning specified in Section 9.2(a) of the Participation Agreement.

"Tax Indemnity Agreement" shall mean the Tax Indemnity Agreement, dated as of the Closing Date, between the Company, the Equity Investor, PSEGR Newburgh Holdings LLC, the Owner Participant and the Owner Lessor.

"Tax Law Change" shall have the meaning specified in Section 12.2(a)(iii) of the Participation Agreement.

"Tax Loss" shall have the meaning specified in Section 5(a) of the Tax Indemnity Agreement.

"Tax Representation" shall mean each of the items described in Section 4 of the Tax Indemnity Agreement.

"Termination Date" shall mean each of the monthly dates during the Facility Lease Term identified as a "Termination Date" on Schedule 3-A of the Facility Lease.

"Termination Value" for any Termination Date shall mean (x) with respect to the Facility, an amount equal to the product of the Purchase Price and the percentage set forth under the heading "Termination Value Percentage" on
Schedule 3-A of the Facility Lease for such Termination Date and (y) with respect to any Unit, an amount equal to the product of (i) the Unit Percentage for such Unit, multiplied by (ii) the Purchase Price multiplied by (iii) and the percentage set forth under the heading "Termination Value Percentage" on
Schedule 3-A of the Facility Lease for such Termination Date.

"Title Policies" shall mean each of the title policies issued on the Closing Date to the Owner Lessor and the Lease Indenture Trustee relating to the Transaction.

"Tranche" shall mean all Lessor Notes with the same maturity date.

"Transaction" shall mean, collectively, each of the transactions contemplated under the Participation Agreement and of the other Operative Documents.

"Transaction Cost Deductions" shall have the meaning set forth in Section 1(b) of the Tax Indemnity Agreement.

"Transaction Costs" shall mean the following costs to the extent substantiated or otherwise supported in reasonable detail:

     (a) the cost of reproducing and printing the Operative Documents and the Offering Circular and all costs and fees, including filing and recording fees and recording, transfer, mortgage, intangible and similar taxes in connection with the execution, delivery, filing and recording of the Deed, the Memorandum of Lease, the Site Lease, the Site Sublease, the Lease Indenture and any other Operative Document, and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Operative Documents or as otherwise reasonably required by the Owner Lessor or the Lease Indenture Trustee;

     (b) the reasonable fees and expenses of Dewey Ballantine LLP, counsel to the Owner Participant, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

     (c) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, counsel to the Company and DHI, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

     (d) the reasonable fees and expenses of Brunenkant & Haskell, LLP special regulatory counsel to the Company, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

     (e) the reasonable fees and expenses of Morris, James, Hitchens & Williams LLP, counsel for the Owner Lessor, the Lessor Manager, and the Trust Company for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

     (f) the reasonable fees and expenses of Simpson Thacher & Bartlett, counsel to the Initial Purchasers, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents, and the Certificate Purchase Agreement;

     (g) the reasonable fees and expenses of Kelley Drye & Warren LLP, counsel for the Lease Indenture Trustee, and the Pass Through Trustees, for services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

     (h) the fees and expenses of the Advisor to Lessee, for services rendered in connection with the transactions contemplated by the Participation Agreement;

     (i) the underwriting discounts and commissions payable to, and reasonable out-of-pocket expenses of, the Initial Purchasers;

     (j) the reasonable fees and expenses of the Accountants for services rendered in connection with the Transaction;

     (k) the reasonable out-of-pocket expenses of the Owner Participant and the Owner Lessor (excluding any fees or compensation to its advisors, but including reasonable out-of-pocket expenses of Cornerstone Financial Advisors Limited Partnership not to exceed $50,000);

     (l) the initial fees and expenses of the Lessor Manager, the Lease Indenture Trustee and the Pass Through Trustees in connection with the execution and delivery of the Participation Agreement and the other Operative Documents to which either one is or will be a party;

     (m) the fees and expenses of the Appraiser, for services rendered in connection with delivering the Closing Appraisal required by the Participation Agreement;

     (n) the fees and expenses of the Engineering Consultant, for services rendered in connection with delivering the Engineering Report required by the Participation Agreement;

     (o) the fees and expenses of the Insurance Consultant;

     (p) the fees and expenses of the Environmental Consultant for services rendered in connection with delivering the Environmental Report required by the Participation Agreement;

     (q) the fees and expenses of the Rating Agencies in connection with the rating of DHI and the Lease Debt; and

     (r) the premiums and any other fees and expenses relating to the Title Policies.

Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above), such as computer time procurement (other than out-of-pocket expenses of the Owner Participant), financial analysis and consulting, advisory services, and costs of a similar nature.

"Transaction Party(ies)" shall mean, individually or collectively as the context may require, all or any of the parties to the Operative Documents.

"Treasury Regulations" shall mean regulations, including temporary regulations, promulgated or proposed under the Code.

"Trust Company" shall mean the Wilmington Trust Company.

"Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

"Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

"Unit" shall mean, as the context may require, either Unit 1 or Unit 2, as the case may be.

"Unit 1" shall mean Roseton Unit No. 1, a 600 MW (net), steam electric generating unit located on the Facility Site in Newburgh, New York, and consisting, in part, of the assets described in Exhibit A to the Bill of Sale and Exhibit B to the Deed.

"Unit 2" shall mean Roseton Unit No. 2, a 600 MW (net), steam electric generating unit located on the Facility Site in Newburgh, New York, and consisting, in part, of the assets described in Exhibit A to the Bill of Sale and Exhibit B to the Deed.

"Unit Percentage" shall mean (i) with respect to Unit 1, 50%, and (ii) with respect to Unit 2, 50%, as adjusted pursuant to Section 11.1 of the Participation Agreement.

"Unit Purchase Price" shall mean, with respect to any Unit, the product of the Purchase Price and the Unit Percentage for such Unit.

"Unit Principal Portion" shall mean, in connection with the prepayment of any Lessor Note in connection with a termination of the Facility Lease with respect to a Unit, an amount equal to the product of (x) the outstanding principal of such Lessor Note and (y) the Unit Percentage for such Unit.

"Units" shall mean, collectively, Unit 1 and Unit 2.

"Units 1 and 2" shall mean, collectively, Unit 1 and Unit 2.

"U.S. Government Obligations" shall mean securities that are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (a) or (b) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction in the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

"Verifier" shall have the meaning specified in Section 3.4(e) of the Facility Lease.

"Wilmington" shall have the meaning specified in Section 13.11 of the Site
Lease.

"Wintergreen Renewal Lease Terms" shall have the meaning specified in Section
15.2 of the Facility Lease.

                                     INDEX
                                     -----

Access......................................................................   3
Actual Knowledge............................................................   3
Additional Certificates.....................................................   3
Additional Equity Investment................................................   3
Additional Facility.........................................................   3
Additional Facility Sites...................................................   3
Additional Insured Parties..................................................   3
Additional Interest.........................................................   3
Additional Lessor Notes.....................................................   3
Additional Owner............................................................   3
Additional Rental Amount....................................................   4
Advisor to the Facility Lessee..............................................   4
Affiliate...................................................................   4
After-Tax Basis.............................................................   4
Allocated Rent..............................................................   4
Alternate Rent Schedule.....................................................   4
Alternative Rent............................................................   4
Alternative Termination Value Schedule......................................   4
Applicable Law..............................................................   4
Applicable Rate.............................................................   5
Appraisal Procedure.........................................................   5
Appraiser...................................................................   5
APSA Assets.................................................................   5
APSA Seller.................................................................   6
Asset Purchase and Sale Agreements..........................................   5
Assigned Documents..........................................................   6
Assignment and Assumption Agreement.........................................   6
Assignment and Reassignment of Collective Bargaining Agreement..............   6
Assignment and Reassignment of Facility Agreements..........................   6
Assumed Deductions..........................................................   6
Assumed Tax Rate............................................................   6
Authorized Agent............................................................   6
Bankruptcy Code.............................................................   6
Basic Lease Term............................................................   6
Basic Site Lease Term.......................................................   6
Basic Site Sublease Term....................................................   6
Bill(s) of Sale.............................................................   6
Burdensome Termination Event................................................   7
Business Day................................................................   7
Central Hudson..............................................................   7
Certificate Purchase Agreement..............................................   7
Certificateholders..........................................................   7
Certificates................................................................   7
Certificates Register.......................................................   7
CH Retained Power and Control Lines Easement................................   7
Claim.......................................................................   7
Closing.....................................................................   7
Closing Appraisal...........................................................   7
Closing Date................................................................   8
Code........................................................................   8
Collective Bargaining Agreement.............................................   8
Company.....................................................................   8
Competitor..................................................................   8
Component...................................................................   8
Corporate Trust Office......................................................   8
Cross Easement Agreement....................................................   8
Cross Easement Rights.......................................................   9
Danskammer Facility.........................................................   9
Debt Portion of Rent........................................................   9
Debt Portion of Termination Value...........................................   9
Deduction Loss..............................................................   9
Deed........................................................................   9
Depreciation Deduction......................................................   9
DHI.........................................................................   9
Discount Rate...............................................................   9
DNE.........................................................................   9
Dock Facilities.............................................................   9
Dock Facility Site..........................................................   9
Dollars\ or the sign "$"....................................................   9
DTC.........................................................................   9
Dynegy......................................................................   9
Effective Date..............................................................  10
Effective Rate..............................................................  10
Enforcement Notice..........................................................  10
Engineering Consultant......................................................  10
Engineering Report..........................................................  10
Environmental Condition.....................................................  10
Environmental Consultant....................................................  10
Environmental Laws..........................................................  10
Environmental Report........................................................  10
Equity Investment...........................................................  10
Equity Investor.............................................................  10
Equity Investor Parent......................................................  10
Equity Portion of Periodic Lease Rent.......................................  10
Equity Portion of Termination Value.........................................  11
ERISA.......................................................................  11
Event of Default............................................................  11
Event of Loss...............................................................  11
EWG.........................................................................  12
Excepted Payments...........................................................  12

                                     INDEX
                                     -----
                                  (Continued)

Excepted Rights..........................................................    12
Excess Amount............................................................    12
Exchange Act.............................................................    12
Excluded Property........................................................    13
Excluded Taxes...........................................................    13
Exempt Facilities........................................................    13
Exempt Facilities Agreement..............................................    13
Expiration Date..........................................................    13
Extended Marketing Period................................................    13
Facility.................................................................    13
Facility Agreements......................................................    13
Facility Lease...........................................................    13
Facility Lease Term......................................................    13
Facility Lessee..........................................................    13
Facility Lessee's Interest...............................................    13
Facility Site............................................................    13
Fair Market Rental Value.................................................    13
Fair Market Sales Value..................................................    13
Federal Power Act........................................................    14
FERC.....................................................................    14
FERC EWG (Lessee) Order..................................................    14
FERC EWG (Owner Lessor) Application......................................    14
FERC Orders..............................................................    14
FERC Section 203 Order...................................................    14
FERC Section 205 Order...................................................    15
FERC Waiver Order........................................................    15
Final Determination......................................................    15
First Wintergreen Renewal Lease Term.....................................    15
FMV Renewal Lease Term...................................................    15
GAAP.....................................................................    15
Governmental Entity......................................................    15
Ground Interest..........................................................    15
Ground Lessee............................................................    15
Ground Lessor............................................................    15
Ground Lessor's Release Rights...........................................    15
Ground Rent Adjustment Date..............................................    15
Ground Sublessee.........................................................    15
Ground Sublessor.........................................................    15
Guarantor Transferee.....................................................    16
Hazardous Substance......................................................    16
High-Voltage Electrical Equipment........................................    16
Holding Company Act......................................................    16
Illiquidity Event........................................................    16
Inclusion Loss...........................................................    16
Indemnitee...............................................................    16
Indenture Default........................................................    16
Indenture Estate.........................................................    16
Indenture Trustee's Liens................................................    16
Independent Appraiser....................................................    16
Initial Purchasers.......................................................    17
Insurance Consultant.....................................................    17
Interconnection Agreement................................................    17
Interest Deductions...................................................... 4, 17
IRS......................................................................    17
Lease Bankruptcy or Payment Default......................................    17
Lease Debt...............................................................    17
Lease Debt Rate..........................................................    17
Lease Event of Default...................................................    17
Lease Indenture..........................................................    17
Lease Indenture Bankruptcy Default.......................................    17
Lease Indenture Event of Default.........................................    17
Lease Indenture Payment Default..........................................    17
Lease Indenture Trustee..................................................    17
Lease Indenture Trustee Office...........................................    18
Lease Indenture Trustee's Account........................................    18
Lessee Action............................................................    18
Lessee Guarantor.........................................................    18
Lessee Guaranty..........................................................    18
Lessee Person............................................................    18
Lessee Section 467 Interest..............................................    18
Lessee Section 467 Loan Balance..........................................    18
Lessee Transferee........................................................    18
Lessor Estate............................................................    18
Lessor Manager...........................................................    19
Lessor Note LT...........................................................    19
Lessor Note ST...........................................................    19
Lessor Notes.............................................................    19
Lessor Possession Date...................................................    19
Lessor Section 467 Interest..............................................    19
Lessor Section 467 Loan Balance..........................................    19
Lien.....................................................................    19
List of Competitors......................................................    19
LLC Agreement............................................................    19
Loans....................................................................    19
MACRS....................................................................    19
Majority in Interest of Noteholders......................................    19
Make Whole Premium.......................................................    20
Material Adverse Effect..................................................    20
Material Adverse Tax Law Change..........................................    20
Maximum Probable Loss....................................................    20
Member Interest..........................................................    20
Memorandum of Lease......................................................    20
Minimum Credit Standard..................................................    20
Modification.............................................................    21
Moody's..................................................................    21
Nonseverable Modifications...............................................    21
Note Register............................................................    21
Noteholder...............................................................    21
Notes....................................................................    21
NYPSC Section 69 Order...................................................    21
Obsolescence Termination Date............................................    21
Offering Circular........................................................    21

                                     INDEX
                                     -----
                                  (Continued)

Officer's Certificate......................................................  21
OP Guarantor...............................................................  21
OP Guaranty................................................................  21
OP LLC Agreement...........................................................  21
OP Member..................................................................  22
OP Member Interest.........................................................  22
OP Transferee..............................................................  22
Operative Documents........................................................  22
Operator...................................................................  22
Optional Modification......................................................  22
Original LLC Agreement.....................................................  22
Other Bill of Sale.........................................................  22
Other Company..............................................................  22
Other Deeds................................................................  22
Other Facility.............................................................  22
Other Facility Lease.......................................................  22
Other Facility Lessee......................................................  22
Other Facility Site........................................................  22
Other Ground Interest......................................................  22
Other Lease Indenture......................................................  22
Other Lease Indenture Trustee..............................................  22
Other Lease Transaction....................................................  23
Other Lessor Manager.......................................................  23
Other Operative Documents..................................................  23
Other Owner Lessor.........................................................  23
Other Owner Participant....................................................  23
Other Participation Agreement..............................................  23
Other Project..............................................................  23
Other Retained Assets......................................................  23
Other Retained Sites.......................................................  23
Other Site Lease...........................................................  23
Other Site Sublease........................................................  23
Overall Transaction........................................................  23
Overdue Rate...............................................................  23
Owner Lessor...............................................................  23
Owner Lessor's Account.....................................................  23
Owner Lessor's Interest....................................................  24
Owner Lessor's Lien........................................................  24
Owner Participant..........................................................  24
Owner Participant's Account................................................  24
Owner Participant's Commitment.............................................  24
Owner Participant's Lien...................................................  24
Owner Participant's Net Economic Return....................................  24
Participation Agreement....................................................  24
Pass Through Trust Agreement...............................................  24
Pass Through Trust Agreement LT............................................  25
Pass Through Trust Agreement ST............................................  25
Pass Through Trust LT......................................................  25
Pass Through Trust ST......................................................  25
Pass Through Trustee LT....................................................  25
Pass Through Trustee ST....................................................  25
Pass Through Trustees......................................................  25
Pass Through Trusts........................................................  25
Periodic Lease Rent........................................................  25
Permitted Encumbrances.....................................................  25
Permitted Instruments......................................................  25
Permitted Liens............................................................  26
Permitted Securities.......................................................  26
Person.....................................................................  26
Plan.......................................................................  26
Predetermined Ground Rent Expiration Date..................................  27
Pricing Assumptions........................................................  27
Principal Property.........................................................  27
Principal Subsidiary.......................................................  27
Proceeds...................................................................  27
Project....................................................................  27
Proportional Rent..........................................................  27
Prudent Industry Practice..................................................  27
Purchase Price.............................................................  27
Qualifying Cash Bid........................................................  27
Railroad Tracks............................................................  27
Rating Agencies............................................................  27
Reasonable Basis...........................................................  27
Rebuilding Closing Date....................................................  28
Redemption Date............................................................  28
Registration Rights Agreement..............................................  28
Regulatory Event of Loss...................................................  28
Related Party..............................................................  28
Released Property..........................................................  28
Released Unit Ground Interest Portion......................................  28
Removal Modification.......................................................  28
Renewal Lease Rent.........................................................  28
Renewal Lease Term.........................................................  28
Renewal Site Lease Term....................................................  28
Renewal Site Sublease Term.................................................  28
Rent.......................................................................  29
Rent Payment Date..........................................................  29
Rent Payment Period........................................................  29
Replacement Component......................................................  29
Required Modification......................................................  29
Requisition................................................................  29
Responsible Officer........................................................  29
Retained Assets............................................................  29
Retained Oil Pipeline......................................................  29
Retained Power and Control Lines...........................................  29
Retained Power and Control Lines Site......................................  29
Retained Sites.............................................................  29
Returned Unit..............................................................  30
Revenue Bonds..............................................................  30
Revenues...................................................................  30
Roseton Facility...........................................................  30
S&P........................................................................  30

                                     INDEX
                                     -----
                                  (Continued)

Scheduled Closing Date.....................................................  30
Scheduled Lease Expiration Date............................................  30
Scheduled Payment Date.....................................................  30
SEC........................................................................  30
Second Wintergreen Renewal Lease Term......................................  30
Section 467 Interest.......................................................  30
Section 467 Loan Balance...................................................  30
Secured Indebtedness.......................................................  30
Securities Act.............................................................  30
Security...................................................................  30
Severable Modification.....................................................  31
Shared Facilities..........................................................  31
Shared Facilities Agreement................................................  31
Significant Indenture Default..............................................  31
Significant Lease Default..................................................  31
Site Lease.................................................................  31
Site Lease Term............................................................  31
Site Sublease..............................................................  31
Site Sublease Term.........................................................  31
Special Lessee Transfer....................................................  31
Special Lessee Transfer Amount.............................................  31
Special Lessee Transfer Event..............................................  32
Subdivision................................................................  32
Supplemental Financing.....................................................  32
Supplemental Lease Rent....................................................  32
Survey.....................................................................  32
Tax........................................................................  32
Tax Advance................................................................  32
Tax Assumptions............................................................  32
Tax Benefit................................................................  32
Tax Claim..................................................................  32
Tax Event..................................................................  32
Tax Indemnitee.............................................................  32
Tax Indemnity Agreement....................................................  32
Tax Law Change.............................................................  33
Tax Loss...................................................................  33
Tax Representation.........................................................  33
Taxes......................................................................  32
Termination Date...........................................................  33
Termination Value..........................................................  33
Title Policies.............................................................  33
Tranche....................................................................  33
Transaction................................................................  33
Transaction Cost Deductions................................................  33
Transaction Costs..........................................................  33
Transaction Party(ies).....................................................  35
Treasury Regulations.......................................................  35
Trust Company..............................................................  35
Trust Indenture Act........................................................  35
U.S. Government Obligations................................................  36
UCC........................................................................  35
Uniform Commercial Code....................................................  35
Unit.......................................................................  35
Unit 1.....................................................................  35
Unit 2.....................................................................  35
Unit Principal Portion.....................................................  36
Unit Purchase Price........................................................  35
Units......................................................................  36
Units 1 and 2..............................................................  36
Verifier...................................................................  36
Wilmington.................................................................  36
Wintergreen Renewal Lease Term.............................................  36

                                                                       EXHIBIT A
                                                                              to
                                                            Site Lease Agreement
                                                            --------------------

                         DESCRIPTION OF FACILITY SITE
                         ----------------------------

ALL those parcels of land situate in the Town of Newburgh, County of Orange and State of New York, bounded and described as follows:

                               ROSETON PARCEL 1A

BEGINNING at the southwesterly corner of the herein described parcel, said point being at the intersection of the northerly line of lands now or formerly of Amerada Hess Corporation and the centerline of River Road, said point of beginning also being distant North 49 degrees 50 minutes 24 seconds West 26.00 feet from a Central Hudson Gas and Electric Corporation monument recovered (leaning), thence along the centerline of River Road the following five (5) courses and distances:

1.  North 23 degrees 58 minutes 06 seconds East 92.30 feet,
2.  North 26 degrees 12 minutes 36 seconds East 415.37 feet,
3.  North 06 degrees 40 minutes 24 seconds West 107.80 feet,
4. North 17 degrees 35 minutes 24 seconds West 531.00 feet, thence leaving said centerline of River Road,
5. South 88 degrees 13 minutes 54 seconds East 28.39 feet, to a point on the easterly line of River Road, thence along said easterly line of River Road the following eight (8) courses and distances:

6.  North 16 degrees 30 minutes 34 seconds West 27.81 feet,
7.  North 04 degrees 36 minutes 36 seconds East 179.41 feet,
8.  North 25 degrees 57 minutes 11 seconds East 168.53 feet,
9.  North 27 degrees 23 minutes 11 seconds East 60.03 feet,
10.  North 19 degrees 43 minutes 36 seconds East 71.98 feet,
11.  North 11 degrees 36 minutes 26 seconds East 259.68 feet,
12. 207.64 feet on a curve to right having a radius of 200.90 feet and a long chord of North 41 degrees 13 minutes 16 seconds East 198.55 feet,
13.  North 70 degrees 50 minutes 06 seconds East 319.12 feet,
14. 397.50 feet on a curve to the left having a radius of 245.00 feet and a long chord of North 24 degrees 21 minutes 19 seconds East 355.31 feet to a point on the easterly line of Danskammer Road, thence running along the former division line between Rice and Brooks to the north (Danskammer Site) and the Jova Brick Company, Inc. to the south (Roseton Site) the following ten (10) courses and distances:

                                    EXH. A-1

15.  North 52 degrees 03 minutes 46 seconds East 253.71 feet,
16.  South 25 degrees 12 minutes 14 seconds East 140.00 feet,
17.  South 73 degrees 52 minutes 14 seconds East 544.00 feet,
18.  South 83 degrees 37 minutes 44 seconds East 121.42 feet,
19.  South 73 degrees 20 minutes 34 seconds East 330.00 feet,
20.  South 77 degrees 21 minutes 44 seconds East 146.00 feet,
21.  South 73 degrees 15 minutes 44 seconds East 100.00 feet,
22.  South 77 degrees 12 minutes 14 seconds East 144.00 feet,
23.  South 67 degrees 42 minutes 14 seconds East 73.50 feet,
24. South 55 degrees 02 minutes 14 seconds East 217.14 feet to the westerly line of lands now or formerly of CSX Rail Corp., thence along said westerly line of lands of CSX Rail Corp. the following five (5) courses and distances:

25.  South 27 degrees 01 minutes 46 seconds West 565.84 feet,
26. 846.30 feet on a curve to the right, having a radius of 2815.50 feet and a long chord of South 35 degrees 38 minutes 26 seconds West 843.11 feet,
27. South 44 degrees 15 minutes 06 seconds West 488.41 feet to a point on the southerly line of lands formerly of the Jova Brick Works (now R.T.I.C.) said point also being on the northerly line of lands formerly of the Atlantic Refining Company (now R.T.I.C.), thence continuing along the aforementioned westerly line of lands now or formerly of CSX Rail Corp.,
28. South 44 degrees 15 minutes 06 seconds West 1310.89 feet to a point on the aforementioned northerly line of lands now or formerly of Amerada Hess Corporation, thence along said northerly line of lands now or formerly of Amerada Hess Corporation,
29. North 49 degrees 50 minutes 24 seconds West generally along the southerly face of timber cribbing, 888.84 feet to the point of BEGINNING.

Excepting therefrom, the Additional Facility Site described on Exhibit B.

                                   EXH. A-2

                               ROSETON PARCEL 4


ALL that parcel of land, now or formerly under the waters of Hudson River, situated in the Town of Newburgh, County of Orange, bounded and described as follows:

BEGINNING at a point in the division line between grants of land under water to J.C. Bancroft Davis by patent dated June 25, 1869 and Governeur M. Armstrong and others by patent dated November 13, 1869 at its intersection with the easterly right-of-way line of the Penn Central Railroad, said point 49.56 feet as measured along said division line from its intersection with the centerline of said railroad at station 326+601.0; thence into the waters of Hudson River and along said division line;

1. South 43 degrees 00 minutes 20 seconds East, 369.93 feet to the northeasterly corner of said grant to J.C. Bancroft Davis; thence along the easterly line of said grant
2. South 55 degrees 44 minutes 40 seconds West, 1,273.75 feet to its intersection with the division line between the lands of Central Hudson Gas and Electric Corporation, by deed dated June 24, 1966 and filed in the Orange County Clerk's Office in Liber 1747 of Deeds at Page 830 on the north and Hess Oil & Chemical Corporation on the south; thence along said division line,
3. North 49 degrees 50 minutes 20 seconds West 226.07 to the beforementioned easterly right-of-way line of the Penn Central Railroad; thence along said right-of-way line,
4. North 44 degrees 15 minutes 10 seconds East 1,299.41 feet to the point of BEGINNING.

                                   EXH. A-3

                               ROSETON PARCEL 6


ALL that parcel of land, now or formerly under the waters of Hudson River, situated in the Town of Newburgh, County of Orange, bounded and described as follows:

BEGINNING at a point in the division line between grants of land under water to J.C. Bancroft Davis by patent dated June 25, 1869 and Governeur M. Armstrong and others by patent dated November 13, 1869 at its intersection with the easterly right-of-way line of the Penn Central Railroad, said point being 33.04 feet as measured along said division line from its intersection with the centerline of said railroad at station 326+601; thence along said easterly right-of-way line the following five (5) courses and distances:

1.  North 44 degrees 15 minutes 10 seconds East 492.08 feet,
2. 753.03 feet on a curve to the left, having a radius of 2,898.00 feet and a long chord of North 36 degrees 48 minutes 30 seconds East 750.92 feet,
3.  South 60 degrees 38 minutes 10 seconds East 16.50 feet,
4. 118.73 feet on a curve to the left, having a radius of 2,914.50 feet and a long chord of North 28 degrees 11 minutes 50 seconds East 118.71 feet,
5. North 27 degrees 01 minutes 50 seconds East 554.30 feet to the division line between lands of Central Hudson Gas & Electric Corporation, Consolidated Edison Company of New York, Inc. and Niagara Mohawk Power Corporation, as tenants in common, by deed dated May 14, 1968 on the south and Central Hudson Gas and Electric Corporation on the north; thence along said division line,
6. South 64 degrees 57 minutes 10 seconds East 143.02 feet, thence continuing along said division line partially on land and partially into the waters of the Hudson River,
7. South 43 degrees 00 minutes 20 seconds East 451.71 feet to the exterior line of said grant of land under water to Governeur M. Armstrong and others; thence along said exterior line
8.  South 38 degrees 18 minutes 22 seconds West 1,239.88 feet and
9. South 52 degrees 29 minutes 44 seconds West 700.00 feet to the beforementioned division line between the grants of land under water to Governeur M. Armstrong and J.C. Bancroft Davis; thence along said division line,
10. North 43 degrees 00 minutes 20 seconds West 336.45 feet to the point of BEGINNING.

                                   EXH. A-4

                                                                       EXHIBIT B
                                                                              to
                                                            Site Lease Agreement
                                                            --------------------

                    DESCRIPTION OF ADDITIONAL FACILITY SITE
                    ---------------------------------------

All that parcel of land situate in the Town of Newburgh, County of Orange and State of New York bounded and described as follows:

Beginning at a point within the bounds of a 107.08 acre parcel conveyed by Niagara Mohawk Power Corporation, Consolidated Edison Company of New York, Inc. and Central Hudson Gas and Electric Corporation to Dynegy Roseton, L.L.C. by deed dated January 30, 2001 and recorded February 2, 2001 in the Orange County Clerk's Office in Liber 5454 of Deeds at Page 250, said point of beginning being distant North 34" - 34' - 59" East 580.46 feet from the southwesterly corner of the aforementioned 107.08 acre parcel, then through the aforementioned 107.08 acre parcel of land of Dynegy Roseton, L.L.C. the following nine (9) courses and distances:

1.   North 01" - 50' - 00" East 919.87 feet,
2.   North 73" - 26' - 00" East 551.59 feet,
3.   South 43" - 47' - 00" East 320.32 feet,
4. South 28" - 58' - 00" East 971.38 feet to a point being distant 85 feet northwesterly (measured at right angles) from the westerly line of lands now or formerly of CSX Rail Corp., thence running parallel to and distant 85 feet northwesterly (measured at right angles) from the aforementioned westerly line of CSX Rail Corp.,
5. South 44" - 15' - 06" West 744.00 feet, thence continuing through the aforementioned 107.08 acre parcel of lands of Dynegy Roseton, L.L.C.,
6.   North 22" - 10' - 00" West 295.00 feet,
7.   North 50" - 43' - 00" West 284.00 feet,
8.   North 78" - 19' - 00" West 296.00 feet, and
9.   North 77" - 29' - 37" West 112.71 feet to the point of beginning.

Containing 27.380 acres, more or less.

Bearings conform to NY State (East) 1927 Grid System.

                                   EXH. B-1

                                                                       EXHIBIT C

                                                                              to
                                                            Site Lease Agreement
                                                            --------------------

             DESCRIPTION OF RETAINED POWER AND CONTROL LINES SITE
             ----------------------------------------------------

That portion of the Retained Sites consisting of Parcels 2 and 1C upon and/or under which the Retained Power and Control Lines are located, specifically (1) over which the two overhead 345 kV power lines cross, (2) upon which the four 345 kV electric transmission structures used to support such power lines are located and (3) under which the underground cables, conduit and duct systems containing control signal and power services cables cross.

                                   EXH. C-1

                                                                       EXHIBIT D
                                                                              to
                                                            Site Lease Agreement
                                                            --------------------

                         DESCRIPTION OF RETAINED SITES
                         -----------------------------

ALL those parcels of land (including the Additional Facility Site) situate in the Town of Newburgh, County of Orange and State of New York, bounded and described as follows:

                               ROSETON PARCEL 1C
                               -----------------


BEGINNING at a point on the northerly line of River Road (a.k.a. Soap Hill Road) said point being the southeasterly corner of a 51.70 acre parcel to be retained by Central Hudson Gas and Electric Corporation and the southwesterly corner of a
5.04 acre parcel of lands formerly of the Marlboro School District (Roseton School Site) thence along the easterly line of said 51.70 acre parcel the following seven (7) courses and distances:

1.  North 25 degrees 43 minutes 20 seconds East 407.40 feet,
2.  South 72 degrees 24 minutes 40 seconds East 275.00 feet,
3.  North 80 degrees 15 minutes 10 seconds East 27.50 feet,
4.  North 11 degrees 42 minutes 10 seconds East 174.73 feet,
5.  North 07 degrees 45 minutes 10 seconds East 38.63 feet,
6.  North 08 degrees 37 minutes 20 seconds East 95.23 feet,
7. North 09 degrees 47 minutes 10 seconds East 103.91 feet to its intersection with the southerly line of Parcel 1B, thence along said southerly line of Parcel 1B,
8. South 72 degrees 16 minutes 00 seconds East 323.92 feet to its intersection with the westerly line of Danskammer Road (as conveyed to the Town of Newburgh), thence along said line of Danskammer Road, the following four (4) courses and distances:
9. 1.61 feet on a nontangential curve to the left having a radius of 190.00 feet and a long chord of South 04 degrees 56 minutes 14 seconds West 1.61 feet,
10.  South 04 degrees 41 minutes 40 seconds West 625.32 feet,
11. 65.95 feet on curve to the right having a radius of 80.00 feet and a long chord of South 28 degrees 18 minutes 40 seconds West 64.10 feet,
12. South 51 degrees 55 minutes 40 seconds West 191.85 feet to its intersection with said northerly line of River Road, the last mentioned point being distant the following (4) four courses and distances from the northerly end of a curve
course no. 14 of Parcel 1A,   (1)  North 52 degrees 03 minutes 46 seconds East
63.07 feet, (2)  North 38 degrees 43 minutes 10 seconds West 20.24 feet,   (3)
North 38 degrees 04 minutes 20 seconds West 27.42 feet and (4) North 57 degrees 25 minutes 10 seconds West 2.74 feet, thence along said line of River Road the following two (2) courses and distances:
13.  North 57 degrees 25 minutes 10 seconds West, 4.60 feet,

                                  Exhibit D-1

14. South 82 degrees 10 minutes 00 seconds West 17.94 feet to a point at the southeasterly corner of the former Roseton School Parcel, thence along the southerly line of said parcel and along the northerly line of River Road a.k.a. Soap Hill Road, the following nine (9) courses and distances:
15.  North 61 degrees 26 minutes 30 seconds West 45.10 feet,
16.  North 68 degrees 23 minutes 20 seconds West 16.32 feet,
17.  North 69 degrees 02 minutes 40 seconds West 33.12 feet,
18.  North 68 degrees 51 minutes 10 seconds West 14.87 feet,
19.  North 61 degrees 22 minutes 20 seconds West 9.11 feet,
20.  North 62 degrees 18 minutes 20 seconds West 68.14 feet,
21.  North 67 degrees 16 minutes 40 seconds West 60.65 feet,
22.  North 70 degrees 39 minutes 40 seconds West 215.24 feet and
23. North 80 degrees 21 minutes 40 seconds West 168.19 feet to the point of BEGINNING.

                                   EXH. D-2

                               ROSETON PARCEL 2
                               ----------------

BEGINNING at a steel rod set at the northwesterly corner of the herein described parcel at the southerly line of River Road (Soap Hill Road) at its intersection with the easterly line of lands now or formerly of the Cedar Hill Cemetery Association, thence along the southerly line of River Road (Soap Hill Road), the following thirteen (13) courses and distances:

1.  South 73 degrees 34 minutes 34 seconds East 253.46 feet,
2.  South 71 degrees 03 minutes 24 seconds East 102.68 feet,
3.  South 69 degrees 26 minutes 44 seconds East 96.11 feet,
4.  South 75 degrees 41 minutes 54 seconds East 104.84 feet,
5.  South 81 degrees 22 minutes 54 seconds East 95.73 feet,
6.  South 76 degrees 59 minutes 24 seconds East 102.76 feet,
7.  South 68 degrees 54 minutes 24 seconds East 94.85 feet,
8.  South 62 degrees 23 minutes 24 seconds East 57.28 feet,
9. 63.70 feet on a curve to the right having a radius of 127.59 feet and a chord of South 48 degrees 05 minutes 14 seconds East 63.05 feet,
10.  South 33 degrees 46 minutes 59 seconds East 50.45 feet,
11. 356.05 feet on a curve to the right having a radius of 195.00 feet and a long chord of South 18 degrees 31 minutes 34 seconds West 308.61 feet,
12.  South 70 degrees 50 minutes 06 seconds West 319.12 feet,
13. 56.07 feet on a curve to the right having a radius of 250.90 feet and a long chord of South 64 degrees 25 minutes 58 seconds West 55.95 feet to a point on the northerly line of lands now or formerly of the Church of Our Lady of Mercy, thence along the northerly, westerly and southerly line of lands now or formerly of the Church of Our Lady of Mercy the following three (3) courses and distances:
14.  North 64 degrees 37 minutes 34 seconds West 275.68 feet,
15.  South 28 degrees 27 minutes 36 seconds West 293.03 feet,
16. South 80 degrees 38 minutes 34 seconds East 274.98 feet to a point on the westerly line of River Road, thence along said westerly line of River Road the following eight (8) courses and distances:
17.  South 11 degrees 36 minutes 26 seconds West 233.84 feet,
18.  South 19 degrees 43 minutes 36 seconds West 65.08 feet,
19.  South 27 degrees 23 minutes 11 seconds West 46.76 feet,
20.  South 27 degrees 23 minutes 11 seconds West 10.99 feet,
21.  South 25 degrees 57 minutes 11 seconds West 67.27 feet,
22.  South 25 degrees 57 minutes 11 seconds West 110.81 feet,
23.  South 04 degrees 36 minutes 36 seconds West 198.20 feet,
24. South 16 degrees 30 minutes 34 seconds East 119.97 feet, thence leaving said westerly line of River Road,
25. South 88 degrees 13 minutes 54 seconds East 26.25 feet to a point in the centerline of River Road, thence along the centerline of River Road the following three (3) courses and distances:
26.  South 17 degrees 35 minutes 24 seconds East 431.00 feet,
27.  South 06 degrees 40 minutes 24 seconds East 107.30 feet,

                                   EXH. D-3

28. North 75 degrees 07 minutes 24 seconds West 52.75 feet to a point being the easterly end of a stonewall, thence along said stonewall and along the northerly line of lands now or formerly of Hess Oil and Chemical Corp. in part,
29. North 75 degrees 07 minutes 24 seconds West 866.40 feet to a stonewall intersection and the northeasterly corner of lands now or formerly of Hudson Oaks Partnership, thence continuing along the northerly line of lands now or formerly of Hudson Oaks Partnership the following three courses and distances, the first two of which runs generally along a stonewall;
30.  North 74 degrees 21 minutes 54 seconds West 315.90 feet,
31.  North 75 degrees 47 minutes 04 seconds West 158.80 feet,
32. North 76 degrees 51 minutes 04 seconds West 59.86 feet to lands now or formerly of the aforementioned Cedar Hill Cemetery Association, thence along the easterly line of lands now or formerly of the Cedar Hill Cemetery Association;
33. North 28 degrees 02 minutes 01 seconds East 1812.93 feet to a point on the northwesterly line of a 25 foot wide strip of lands now or formerly of R.T.I.C., thence along said northwesterly line of lands now or formerly of R.T.I.C.,
34. North 10 degrees 38 minutes 29 seconds West 386.67 feet to a point on the southerly line of the aforementioned River Road (Soap Hill Road), thence along said southerly line of River Road (Soap Hill Road),
35. South 73 degrees 48 minutes 04 seconds East 28.02 feet to a point on the northeasterly line of the aforementioned 25 foot wide strip said point also being at the northwesterly corner of a triangular-shaped parcel of lands now or formerly of the Cedar Hill Cemetery Association, thence along the northeasterly line of the aforementioned 25 foot wide strip of lands now or formerly of R.T.I.C. and along the northwesterly line of the triangular-shaped parcel now or formerly of the Cedar Hill Cemetery Association,
36. South 10 degrees 38 minutes 29 seconds East 342.79 feet and thence along the easterly line of the aforementioned triangular-shaped parcel now or formerly of the Cedar Hill Cemetery Association,
37. North 28 degrees 02 minutes 01 seconds East 312.50 feet to the point of BEGINNING.

                                   EXH. D-4

                               ROSETON PARCEL 2A
                               -----------------


BEGINNING at a point on the westerly side of River Road at its intersection with the division line between lands reputedly now or formerly of Hess Oil and Chemical Corp. (L. 1823 P. 786) on the north and lands now or formerly of Central Hudson Gas & Electric Corporation, Consolidated Edison Company of New York, Inc. and Niagara Mohawk Power Corporation (hereinafter called "R.T.I.C.") on the south, said point being distant South 35 degrees 28 minutes 55 seconds West 128.56 feet from the south east corner of Parcel 2 (46.996 acres), thence along said westerly side of River Road;

1. South 26 degrees 12 minutes 36 seconds West 91.00 feet to its intersection with the division line between lands now or formerly of E. & M. Venuti (L. 2496
P. 53) on the south and lands now or formerly of R.T.I.C. on the north, the last mentioned point being distant North 28 degrees 34 minutes East 22.0 feet from a utility pole, thence along the last mentioned division line,

2. North 65 degrees 23 minutes 00 seconds West passing 13.3 feet north of the northeast corner of the Venuti dwelling and passing 13.6 feet north of the northwest corner of said dwelling, for a distance of 150.00 feet to its intersection with the division line between lands now or formerly of said Hess Oil and Chemical Corp. on the west and lands now or formerly of said E. & M. Venuti (Liber 2496 Page 53) on the east, the last mentioned point being distant North 26 degrees 12 minutes 36 seconds East 83.50 feet from an old corner post of a wire fence, thence northerly and easterly along the last mentioned division line the following two (2) courses and distances:

3.  North 26 degrees 12 minutes 36 seconds East 91.00 feet and

4. South 65 degrees 23 minutes 00 seconds East 150.00 feet to the point of BEGINNING of this parcel.

                                    EXH.D-5

                               ROSETON PARCEL 5
                               ----------------


ALL that parcel of land, now or formerly under the waters of Hudson River, situated in the Town of Newburgh, County of Orange, bounded and described as follows:

BEGINNING at a point in the exterior line of a grant of land under water to Governeur M. Armstrong and Others by patent dated November 13, 1869 said point being, South 59 degrees 04 minutes 41 seconds East 395.49 feet from station 326+601.0+ of the centerline of the Penn Central Railroad; thence along said exterior grant line,

1. North 52 degrees 29 minutes 40 seconds East 394.39 feet; thence departing from said grant line

2.  South 46 degrees 03 minutes 40 seconds East 160.86 feet;
3.  South 43 degrees 52 minutes 10 seconds West 390.00 feet and
4. North 46 degrees 03 minutes 40 seconds West 220.00 feet to the point of BEGINNING.

                                    EXH.D-6